                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
               PROXY STATEMENT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                            Only (as permitted by Rule 14a.6)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         TRIPLE-S MANAGEMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date File:

NOTE: This amended Schedule 14A reflects changes in pages 6 and 56 of the Proxy Statement and in the Form of Proxy in connection with Resolution Number 4. This amended version is the version that was sent to shareholders. This filing is made to correct the initial filing made on March 28, 2003.












                                      FIFTH


                         ANNUAL MEETING OF SHAREHOLDERS


                             SUNDAY, APRIL 27, 2003

                               TABLE OF CONTENTS

Invitation                                                                    3

Notice                                                                        5

Proxy Statement                                                               8

         Proposals of the Board of Directors
                  Election of Directors                                       15
                  Approval of Resolution Number 1                             48
                  Approval of Resolution Number 2                             51
                  Approval of Resolution Number 3                             54
                  Approval of Resolution Number 4                             56

         Proposals of the Shareholders
                  Approval of Resolution Number 5                             59
                  Approval of Resolution Number 6                             60

Appendix A: Audit Committee Charter                                           63

Form of Proxy                                                             Insert

March 28, 2003



                                INVITATION TO THE

                         ANNUAL MEETING OF SHAREHOLDERS



Dear Shareholders:

The Board of Directors invites you to the Annual Meeting of Shareholders of Triple-S Management Corporation ("Triple-S Management"), which will take place on Sunday, April 27, 2003, at 9:00 am, in Rooms Ponce de Leon A, B and C of the Condado Plaza Hotel, at 999 Ashford Avenue, San Juan, Puerto Rico.

It is very important that you are present at the Annual Meeting and that you personally exercise your right to vote. However, if you cannot attend, we ask that you sign and date the Form of Proxy of the Board of Directors being solicited by the Board of Directors of Triple-S Management, and that you send it by fax or by mail to the following address:

                OFFICE OF THE SECRETARY OF THE BOARD OF DIRECTORS
                         TRIPLE-S MANAGEMENT CORPORATION
                                  PO BOX 363628
                        SAN JUAN, PUERTO RICO 00936-3628

                                      FAX:
                        (787) 749-4191 OR (787) 706-4023

                                   ATTENTION:
                           DR. JESUS R. SANCHEZ-COLON
                       SECRETARY OF THE BOARD OF DIRECTORS

The Shareholders may personally register their Proxies with the Office of the Secretary of Triple-S Management, situated on the sixth floor of the principal offices of the Triple-S Building, at 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico, before the day set for the Annual Meeting and during Triple-S Management's office hours, Monday through Friday from eight in the morning (8:00 am) to four thirty in the afternoon (4:30 pm), except Saturdays, Sundays and holidays.

The Shareholders shall have the opportunity to personally register their Proxies in the Panama Room in the Condado Plaza Hotel, San Juan, Puerto Rico, on Saturday, April 26, 2003, from one o'clock (1:00 pm) until five in the afternoon (5:00 pm).

Those Shareholders that do not register their Proxies before the day the Annual Meeting takes place, will be able to register them on Sunday, April 27, 2003, from seven thirty in the morning (7:30 am) until the Registry of Proxies is ordered to be closed.

In order to accelerate the process of computerized registration, attached is the Proxy of the Board of Directors, printed with the name and the number of shares registered in the name of each Shareholder. We are sure that this will contribute to the success of the Registry of Proxies.

THE BOARD OF DIRECTORS COUNTS WITH YOUR PARTICIPATION. YOUR VOTE IS IMPORTANT!

Sincerely,



/s/ Dr. Fernando J. Ysern-Borras
----------------------------------
Dr. Fernando J. Ysern-Borras
Chairman of the Board of Directors

                                 NOTICE FOR THE

                         ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON SUNDAY, APRIL 27, 2003


To the Shareholders of Triple-S Management:

Pursuant to Article 5-1 (Annual Meetings) and Article 5-3 (Notice to the Meeting) of the By-laws of Triple-S Management, the Board of Directors convenes an Annual Meeting of Shareholders on Sunday, April 27, 2003, at 9:00 am, in the Ponce de Leon Rooms A, B and C of the Condado Plaza Hotel, at 999 Ashford Avenue, San Juan, Puerto Rico.

The Annual Meeting will take place in order to consider and vote upon the following matters:

PROPOSALS OF THE BOARD OF DIRECTORS:

-        Election of Directors:

         The election of six (6) directors who will serve for a term of three
         (3) years.

-        Resolution Number 1:

         Presented by the Board of Directors of Triple-S Management to acknowledge that the Board of Directors may declare dividends subject to the determination of the Board of Directors that in their best judgment the payment of such dividends is financially and legally feasible and that in determining the amount to declare as a dividend, the Board of Directors shall only take in consideration Triple-S Management's profits and the dividends received from the Subsidiaries that operate as for profit corporations, and shall not take into consideration the investment of Triple-S Management in Triple-S, Inc. and Triple-S, Inc.'s operating reserves.

-        Resolution Number 2:

         Presented by the Board of Directors of Triple-S Management in order for its Shareholders to ratify their interest that Triple-S, Inc. continues with its tax treatment as a non-profit organization and with the corresponding conditions imposed by the Treasury Department in the Tax Exemption Ruling.

-        Resolution Number 3:

         Presented by the Board of Directors of Triple-S Management in order to amend Article 8-5 and Section C of Article 8-11 of the By-laws of Triple-S Management to state that the Board of Directors will name the Chair of the Audit Committee and the rest of the directors that form part of said Committee.

-        Resolution Number 4:

         Presented by the Board of Directors of Triple-S Management to amend Article Eighth of the Articles of Incorporation and Article 4-2 of the By-laws of Triple-S Management to allow the voting shares of a Shareholder to be registered in the books of Triple-S Management under the name of the spouse or heirs of such Shareholder, if they are physicians or dentists, without exceeding the 21 share limit. This Resolution shall only be considered in the Annual Meeting in the event that Resolutions Number 1 and 2 presented at the Continuation of the Special Meeting, which was recessed last February 23, are not approved.

PROPOSALS OF THE SHAREHOLDERS:

-        Resolution Number 5:

         Presented by Francisco J. Echegaray-Espada, MD, shareholder of Triple-S Management, to encourage the Board of Directors of Triple-S Management update the results of the Study about the Development of the Corporation and present the same to the Shareholders, since from the date the Study was prepared up to the present, various positive changes have occurred in the development and financial results of the Corporation.

-        Resolution Number 6:

         Presented by Eliseo Roques, MD, and Leslie H. Lopez-Velez, DDS, shareholders of Triple-S Management, to encourage the Board of Directors evaluate the benefits of Triple-S, Inc. continuing its operations as a non-profit organization and the desirability of Triple-S Management operating as a for-profit organization in order to be able to pay dividends. The Shareholders should be notified of the results of this evaluation no later than two (2) months prior to the next Triple-S Management's Regular Annual Shareholders Meeting.

OTHER MATTERS:

         The Board of Directors is not aware of any business that may properly come before the Annual Meeting, other than the proposals indicated in the Proxy Statement.

         However, if any new matter, requiring the vote of the Shareholders, is properly presented before the Annual Meeting of Shareholders, proxies may be voted with respect thereto in accordance with the best judgment of the persons voting the proxies.

The Board of Directors has set the date of March 20, 2003, as the date to determine which Shareholders have the right to be convened and to vote at the Annual Meeting on April 27, 2003.

The Proposals are described in more detail in the accompanying Proxy Statement. We encourage you to read it before voting. The Board of Directors has carefully considered each of the Proposals described above and recommends that you vote FOR each of them.

San Juan, Puerto Rico                       By Order of the Board of Directors
March 28, 2003



/s/ Dr. Fernando J. Ysern-Borras            /s/ Dr. Jesus R. Sanchez-Colon
--------------------------------            -----------------------------------
Dr. Fernando J. Ysern-Borras                Dr. Jesus R. Sanchez-Colon
Chairman of the Board of Directors          Secretary of the Board of Directors


         WE CORDIALLY INVITE ALL OF OUR SHAREHOLDERS TO ATTEND THE ANNUAL MEETING OF TRIPLE-S MANAGEMENT. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED.

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON SUNDAY, APRIL 27, 2003


To the Shareholders of Triple-S Management:

This Proxy Statement is furnished to the Shareholders of Triple-S Management Corporation ("Triple-S Management") in connection with the Annual Shareholders Meeting (the "Annual Meeting"), to be held on Sunday, April 27, 2003, at 9:00 am, in the Ponce de Leon Rooms A, B and C of the Condado Plaza Hotel, at 999 Ashford Avenue, San Juan, Puerto Rico, or any postponement, recess, suspension or adjournment of said Annual Meeting.

The Board of Directors of Triple-S Management solicits that you grant your proxy to the Board of Directors, the form of which is attached to this Proxy Statement. Therefore, we urge you to sign, date and return your proxy by fax or by mail at the following address:

                OFFICE OF THE SECRETARY OF THE BOARD OF DIRECTORS
                         TRIPLE-S MANAGEMENT CORPORATION
                                  PO BOX 363628
                        SAN JUAN, PUERTO RICO 00936-3628

                      FAX: (787) 749-4191 OR (787) 706-4023

                                   ATTENTION:
                           DR. JESUS R. SANCHEZ-COLON
                       SECRETARY OF THE BOARD OF DIRECTORS

The members of the Board of Directors, designated as proxies in the Form of Proxy, any one of them or their substitutes, will have the power and authority to vote with respect to all of the shares of capital stock of Triple-S Management of that Shareholder that grants the Proxy to the Board of Directors, who has the right to act and vote as if he/she would be present at the Annual Meeting, or any postponement, recess, suspension or adjournment of said Annual Meeting.

The Form of Proxy will not be valid unless is signed by the Shareholder and Triple-S Management receives it on time, before the Annual Meeting. The Proxy solicited hereby may only be exercised at the Annual Shareholders Meeting on April 27, 2003, and in any postponement, recess, suspension or adjournment of said Annual Meeting.

The Board of Directors pledges to vote all of the shares represented in every Proxy granted to the Board of Directors by any Shareholder. The vote will be exercised pursuant to the instructions received from the Shareholder granting the Proxy, if, in said Proxy, the Shareholder indicates whether he/she chooses to approve, disapprove or abstain from the matters that will be under consideration at the Annual Meeting. If the Shareholder does not indicate whether he/she chooses to approve, disapprove or abstain from the matters that will be under consideration at the Annual Meeting, proxies will be voted FOR each of them.

The Board of Directors is not aware of any other business that may properly come before the Annual Meeting, other than the matters indicated in this Proxy Statement. The Board of Directors informs you that if any matter, other than those indicated above, should be presented to the Annual Meeting of Shareholders, the Board of Directors intends that proxies solicited hereby will be voted with respect to those other matters in accordance with the best judgment of the persons voting the proxies.

The Board of Directors requests that the Shareholders complete the Form of Proxy attached hereto. However, the Puerto Rico General Corporations Law of 1995, as amended, affords every shareholder of a corporation the right to be represented at a shareholder meeting by completing any document (proxy), if and when said document complies with the requirements set forth in said law.

If a Shareholder signs a Form of Proxy without expressly designating the name of the proxyholder and sends it to Triple-S Management, said Proxy will be considered as having been granted in favor of the Board of Directors. These Proxies will be voted at the Annual Meeting as indicated therein with regards to those matters mentioned in the Notice of Annual Meeting.

The Annual Meeting will take place in order to present and consider the matters indicated in the Notice of Annual Meeting and this Proxy Statement.

                                  MAILING DATE

On March 28, 2003, the Board of Directors of Triple-S Management will send this Proxy Statement with its Appendix A, the Notice of the Annual Meeting and the Form of Proxy to the Shareholders entitled to vote at the Annual Meeting.

                                   RECORD DATE

The Board of Directors has set March 20, 2003, as the date to determine which Shareholders have the right to receive notice of and vote at the Annual Meeting.

                             SOLICITATION OF PROXIES

The solicitation of proxies will be done by the Board of Directors of Triple-S Management. The solicitation of proxies will take place pursuant to the applicable requirements established in the Articles of Incorporation and the By-laws of Triple-S Management, as well as the applicable provisions of the Puerto Rico General Corporations Law and the Securities and Exchange Act of 1934 and the regulations, thereunder.

As of the date of the mailing of this Proxy Statement, no director has given written notice to the Board of Directors that he/she intends to oppose any action taken or to be taken by the Board.

                             METHOD OF SOLICITATION

In addition to soliciting proxies by mail, the Board of Directors of Triple-S Management may solicit proxies in person, by phone, by fax or by any other means of communication.

The Board of Directors may also solicit proxies through employees or persons hired to do such work. These persons may visit the Shareholders of Triple-S Management in order to collect the Proxies and send them to the Office of the Secretary of the Board of Directors of Triple-S Management. If a Shareholder has not received the Notice of Annual Meeting, the Proxy Statement nor any other document, these persons will give copies of said documents to such shareholders, will briefly explain the contents of the documents and will urge the shareholder to vote in favor of the positions favored by the Board of Directors.

Triple-S Management will pay the cost of the solicitation of proxies, which in its estimation may reach approximately fifty thousand dollars ($50,000).

                             REVOCABILITY OF PROXIES

The Shareholders have an unconditional right to revoke the Proxy at any time before it is voted. Any shareholder may revoke his/her proxy by giving written notice to the Secretary of the Board of Directors of Triple-S Management at the following address: Triple-S Management Corporation, PO Box 363628, San Juan, Puerto Rico, 00936-3628.

Any Shareholder of Triple-S Management who has revoked the Proxy and attends the Annual Meeting may vote in person if he/she registers to vote. In addition, if a Shareholder attends and registers to vote at the Annual Meeting, the Proxy which he/she have granted to the Board of Directors will be automatically revoked, and the Shareholder will be free to vote in person according to his/her shares.

A Proxy granted at a later date, will revoke a Proxy granted at an earlier date.

                       SOLICITATIONS INDEPENDENT FROM THE
                     SOLICITATION OF THE BOARD OF DIRECTORS

The Board of Directors informs its Shareholders that if they wish to conduct a proxy solicitation independent from the solicitation being conducted through this Proxy Statement and the Form of Proxy, they must comply with the requirements set forth in the Articles of Incorporation and By-laws of Triple-S Management, the Puerto Rico General Corporations Law and the Securities and Exchange Act of 1934 and the regulations, thereunder.

                      ISSUED AND OUTSTANDING VOTING SHARES

The only outstanding voting securities of Triple-S Management are shares of its Common Stock, par value $40 per share. As of March 20, 2003, there were 9,337 shares of Common Stock issue and outstanding with right to vote.

                           SHAREHOLDERS' RIGHT TO VOTE

At the Annual Meeting, each Shareholder will have as many votes as the amount of shares that are registered under his/her name in the corporate books of Triple-S Management.

The right to vote at the Annual Meeting may be exercised in person or by Proxy. No authorization to vote will be valid unless it is issued with the signature of the Shareholder and it is received before the Registry of Proxies is closed at the Annual Meeting.

The Articles of Incorporation and the By-laws of Triple-S Management expressly prohibit cumulative voting.

                                     QUORUM

Pursuant to Article 5-5 of the By-laws of Triple-S Management, a majority of voting shares issued and outstanding at the time the Annual Meeting is set to begin will constitute quorum. In terms of the percentage of issued and outstanding voting shares, this means that at 9:00 am fifty percent plus one (50% + 1) of the shares with the right to vote issued and outstanding must be present at the Annual Meeting to constitute quorum.

As of March 20, 2003, the record date set in order to determine the Shareholders with the right to vote that shall receive notice and vote at the Annual Meeting, Triple-S Management had 9,337 voting shares issued and outstanding; therefore, at 9:00 am, 4,670 voting shares issued and outstanding that are present at the Annual Meeting will constitute quorum.

The By-laws also provide that if at the time set in the Notice of Annual Meeting to begin the Annual Meeting (at 9:00 am), quorum is not present, there will be a waiting period of thirty minutes (until 9:30 am). At the end of the thirty minutes, one third (1/3) of the voting shares issued and outstanding present at the Annual Meeting will constitute quorum. Therefore, at 9:30 am 3,113 voting shares issued and outstanding that are present at the Annual Meeting will constitute quorum.

Article 5-5 of the By-laws provides that if a quorum is not present at that time, the Annual Meeting will be convened within the next thirty (30) days. At this second notice for the Annual Meeting, one third (1/3) of the voting shares issued and outstanding that are present at the Annual Meeting will constitute a quorum. If a quorum is not present at this Meeting, the Board of Directors may convene as many Meetings as are necessary as long as the requirements of a quorum of one third (1/3) of the voting shares issued and outstanding that are present at the Annual Meeting are met.

                         PRINCIPAL HOLDERS OF THE SHARES

As of March 20, 2003 there is no entity or entities which, by itself or as a group, as these terms are defined in Section 13(d)(3) of the Securities and Exchange Act of 1934, are beneficial owners of five percent (5%) or more of the shares of common stock of Triple-S Management.

The following table shows the total amount of shares owned beneficially by the Directors and Executive Officers of Triple-S Management and its Subsidiaries (the "Corporation"), as individuals, as well as the total number of shares owned beneficially by all of the Executive Officers and Directors of Triple-S Management and its Subsidiaries as a group.

Name of Shareholder                               Shares              Percentage
-------------------                               ------              ----------
Directors of Triple-S Management

Fernando J. Ysern-Borras, MD                         1                    **
Valeriano Alicea-Cruz, MD                            2                    **
Jose Arturo Alvarez-Gallardo *                       1                    **
Mario S. Belaval *                                   1                    **
Arturo R. Cordova-Lopez, MD                          1                    **
Jose Davison-Lampon, Esq. *                          1                    **
Porfirio E. Diaz-Torres, MD                          3                    **
Sonia Gomez de Torres, CPA *                         1                    **
Hector Ledesma *                                     1                    **
Vicente J. Leon-Irizarry, CPA *                      1                    **
Juan Jose Leon-Soto, Esq. *                          1                    **
Fernando L. Longo, MD                                2                    **
Wilfredo Lopez-Hernandez, MD                         2                    **
Manuel A. Marcial-Seoane, MD                         2                    **
Wilmer Rodriguez-Silva, MD                          15                    **
Ramon M. Ruiz-Comas, CPA *                           1                    **
Jesus R. Sanchez-Colon, DMD                          1                    **
Adamina Soto-Martinez, CPA *                         1                    **
Manuel Suarez-Mendez, PE *                           1                    **

Name of Shareholder                                                          Shares               Percentage
-------------------                                                          ------               ----------
Officers of Triple-S Management and its Subsidiaries

Hector R. Ramos-Diaz, Esq.                                                       0                      0
Juan Jose Roman-Jimenez, CPA                                                     0                      0
Socorro Rivas-Rodriguez, CPA                                                     0                      0
Alejandro E. Franco-Linares, MD                                                  4                     **
Earl M. Harper                                                                   0                      0
Luis A. Marini-Mir, DMD                                                          1                     **
Roberto O. Morales-Tirado, Esq.                                                  0                      0
Luis M. Pimentel-Zerbi                                                           0                      0
Carlos D. Torres-Diaz                                                            0                      0

Total shares of Triple-S Management owned by the directors and                  44                     **
officers of Triple-S Management and its Subsidiaries

-------------

* These persons are directors representing the community and have received one share of common stock of Triple-S Management in order to comply with the requirement established in the By-laws of Triple-S Management which provide that the directors must be shareholders of Triple-S Management.

** Less than 1%.

                            MATTERS TO BE ACTED UPON


                       PROPOSALS OF THE BOARD OF DIRECTORS

The Board of Directors asks the Shareholders to support the Board's position in the following matters and grant their Proxy.

                                    PROPOSAL:
                              ELECTION OF DIRECTORS

BOARD OF DIRECTORS:

The Articles of Incorporation and the By-laws state that the Board of Directors shall be made up of nineteen persons, ten of which have to be representatives of the community or subscribers, but not physicians or dentists. The other nine directors must be physicians or dentists.

The representatives of the community cannot be physicians or dentists, nor service providers, employees or members of the Board of Directors of any participant or health services provider since it is a requirement of the Blue Cross and Blue Shield Association (BCBSA), of which Triple-S Management and Triple-S, Inc. are members.

Pursuant to the Articles of Incorporation and the By-laws, a director may only serve for nine years or three terms of three years, except the President of Triple-S Management. The Eleventh Article of the Articles of Incorporation and
Article 7-1 of the By-laws also state that the terms and the years that a director served in Triple-S, Inc. will be considered in order to compute the years and terms that the director has served in Triple-S Management. In addition, these provisions state that if "any director will continue serving his/her office until a successor is duly elected and takes possession of his/her office".

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2005:

         1.       Arturo R. Cordova-Lopez, MD
         2.       Wilfredo Lopez-Hernandez, MD
         3.       Manuel A. Marcial-Seoane, MD
         4.       Wilmer Rodriguez-Silva, MD
         5.       Ramon M. Ruiz-Comas, CPA
         6.       Adamina Soto-Martinez, CPA

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2004:

         1.       Fernando J. Ysern-Borras, MD
         2.       Mario S. Belaval
         3.       Jose Davison-Lampon, Esq.
         4.       Sonia Gomez de Torres, CPA
         5.       Hector Ledesma
         6.       Juan Jose Leon-Soto, Esq.
         7.       Manuel Suarez-Mendez, PE

NOMINEES FOR ELECTION AS DIRECTORS IN 2003:

At the Annual Meeting, six directors will be elected by ballot, each serving a term of three years; therefore, until April 2006. Of those six directors whose terms expire, three are physicians (Dr. Valeriano Alicea-Cruz, Dr. Porfirio E. Diaz-Torres, and Dr. Fernando L. Longo), one is a dentist (Dr. Jesus R. Sanchez-Colon) and two are representatives of the community (Mr. Vicente J. Leon-Irizarry and Mr. Jose Arturo Alvarez-Gallardo). Therefore, four directors to be elected are required to be physicians or dentists and two must be representatives of the community, each serving a term of three years.

The Nominating Committee of the Board of Directors of Triple-S Management met and evaluated based on certain criteria, all of the persons that were recommended as nominees for the position of Directors. After their evaluation, the Committee submitted a report to the Board of Directors, nominating for reelection the following:

         -        Two directors as representatives of the community:

                  1.       Mr. Jose Arturo Alvarez-Gallardo
                  2.       CPA Vicente J. Leon-Irizarry

         - Four directors for the positions of directors who are physicians or dentists:

                  1.       Dr. Valeriano Alicea-Cruz
                  2.       Dr. Porfirio E. Diaz-Torres
                  3.       Dr. Fernando L. Longo
                  4.       Dr. Jesus R. Sanchez-Colon

These six directors have not been elected to the Board of Directors for three terms nor have they served for more than nine years, which means that they may be nominated for reelection for a new term of three years.

The Board of Directors understands that all of the persons being nominated can be reelected for the abovementioned positions and may serve for a term of three years, since they comply with all of the requirements for such reelection.

The persons named as proxyholders in the Form of Proxy attached hereto, or any substitute proxyholder, must vote the Proxies in favor of the six directors nominated for reelection in this Proxy Statement. If for any reason, unknown at this time, any of the persons nominated are not available for reelection, the Proxies will be voted in favor of the person chosen by the Board of Directors.

VOTE AND RECOMMENDATION:

The directors will be elected by a majority of the affirmative votes of the issued and outstanding shares with the right to vote in the elections for directors that are present or represented by proxy at the Annual Meeting, pursuant to Section A of Article 7-1 of the By-laws of Triple-S Management and
Article 7.06(C) of the General Corporations Law of 1995, as amended.

The Board of Directors recommends a vote FOR the election of each nominee to the Board of Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

Triple-S Management is managed by its Board of Directors, which in accordance with its Articles of Incorporation and By-laws, currently consists of nineteen directors.

Groups of directors are elected on a staggered basis every three years at the annual regular shareholders meeting. The last election of directors by Shareholders was on April 28, 2002. The Board of Directors may appoint new directors to fill the vacancies that occur when a director cannot continue in the Board of Directors for any reason. The new director will serve for the remainder of term that the former director was elected.

Triple-S Management's President and Chief Executive Officer (CEO) is appointed by the Board of Directors and holds the office at the Board's discretion.

Scheduled meetings of Triple-S Management's Board of Directors are held at least once a month. Special Board meetings are held when convened by the Chairman of the Board or by at least five Board members.

Listed below are Triple-S Management's current Directors and Executive Officers:

TRIPLE-S MANAGEMENT CORPORATION

Name                                           Age                       Office
----                                           ---                       ------
Board of Directors

Fernando J. Ysern-Borras, MD                    47        Director, Chairman of the Board
Valeriano Alicea-Cruz, MD                       57        Director
Jose Arturo Alvarez-Gallardo                    60        Director
Mario S. Belaval                                64        Director
Arturo R. Cordova-Lopez, MD                     59        Director, Board's Assistant Secretary
Jose Davison-Lampon, Esq                        69        Director
Porfirio E. Diaz-Torres, MD                     61        Director
Sonia Gomez de Torres, CPA                      67        Director, Board's Assistant Treasurer
Hector Ledesma                                  74        Director
Vicente J. Leon-Irizarry, CPA                   64        Director, Board's Treasurer
Juan Jose Leon-Soto, Esq                        60        Director
Fernando L. Longo, MD                           63        Director
Wilfredo Lopez-Hernandez, MD                    59        Director
Manuel A. Marcial-Seoane, MD                    48        Director
Wilmer Rodriguez-Silva, MD                      49        Director, Board's Vice-Chairman
Ramon M. Ruiz-Comas, CPA                        46        Director, President and CEO
Jesus R. Sanchez-Colon, DMD                     47        Director, Board's Secretary
Adamina Soto-Martinez, CPA                      55        Director
Manuel Suarez-Mendez, PE                        57        Director

Executive Officers

Ramon M. Ruiz-Comas, CPA                        46        President and CEO
Hector R. Ramos-Diaz, Esq                       55        Senior Vice President for Corporate
                                                          Affairs
Juan Jose Roman-Jimenez, CPA                    38        Finance Vice President and Chief
                                                          Financial Officer


Triple-S Management is a holding company that conducts its business through its wholly-owned subsidiaries: Triple-S, Inc., Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc., and Triple-C, Inc.

The following is a list of the Directors and Executive Officers of each Subsidiary. In addition to the shares owned by Triple-S Management, each director owns a qualifying share in order to be Director of the Subsidiaries. The amount of shares owned by Directors is minimal.


TRIPLE-S, INC.

Name                                           Age                       Office
----                                           ---                       ------
Board of Directors

Fernando J. Ysern-Borras, MD                    47        Director, Chairman of the Board
Valeriano Alicea-Cruz, MD                       57        Director
Jose Arturo Alvarez-Gallardo                    60        Director
Mario S. Belaval                                64        Director
Arturo R. Cordova-Lopez, MD                     59        Director, Board's Assistant Secretary
Jose Davison-Lampon, Esq                        69        Director
Porfirio E. Diaz-Torres, MD                     61        Director
Sonia Gomez de Torres, CPA                      67        Director, Board's Assistant Treasurer
Hector Ledesma                                  74        Director
Vicente J. Leon-Irizarry, CPA                   64        Director, Board's Treasurer
Juan Jose Leon-Soto, Esq                        60        Director
Fernando L. Longo, MD                           63        Director
Wilfredo Lopez-Hernandez, MD                    59        Director
Manuel A. Marcial-Seoane, MD                    48        Director
Socorro Rivas-Rodriguez, CPA                    55        Director, President
Wilmer Rodriguez-Silva, MD                      49        Director, Board's Vice-Chairman
Jesus R. Sanchez-Colon, DMD                     47        Director, Board's Secretary
Adamina Soto-Martinez, CPA                      55        Director
Manuel Suarez-Mendez, PE                        57        Director

Executive Officers

Socorro Rivas-Rodriguez, CPA                    55        President
Earl M. Harper                                  44        Senior Vice President and Chief
                                                          Operating Officer
Alejandro E. Franco-Linares, MD                 64        Senior Vice President of the Medical,
                                                          Dental and Professional Affairs Division
Jaime R. Pericas-Alfaro                         38        First Vice President of the Sales
                                                          and Marketing Division

SEGUROS DE VIDA TRIPLE-S, INC.


Name                                           Age                       Office
----                                           ---                       ------
Board of Directors

Porfirio E. Diaz-Torres, MD                     61        Director, Chairman of the Board
Sonia Gomez de Torres, CPA                      67        Director, Board's Vice-Chairman
Hector Ledesma                                  74        Director
Roberto O. Morales-Tirado, Esq                  59        Director, President
Wilmer Rodriguez-Silva, MD                      49        Director, Board's Secretary
Ramon M. Ruiz-Comas, CPA                        46        Director
Adamina Soto-Martinez, CPA                      55        Director, Board's Treasurer
Manuel Suarez-Mendez, PE                        57        Director
Fernando J. Ysern-Borras, MD                    47        Director

Executive Officers

Roberto O. Morales-Tirado, Esq                  59        President

SEGUROS TRIPLE-S, INC.

Name                                           Age                         Office
----                                           ---                         ------
Board of Directors

Manuel Suarez-Mendez, PE                        57        Director, Chairman of the Board
Arturo R. Cordova-Lopez, MD                     59        Director, Board's Secretary
Vicente J. Leon-Irizarry, CPA                   64        Director, Board's Treasurer
Wilfredo Lopez-Hernandez, MD                    59        Director, Board's Vice-Chairman
Fernando L. Longo, MD                           63        Director
Manuel A. Marcial-Seoane, MD                    48        Director
Luis M. Pimentel-Zerbi                          47        Director, President
Ramon M. Ruiz-Comas, CPA                        46        Director
Fernando J. Ysern-Borras, MD                    47        Director

Executive Officers

Luis M. Pimentel-Zerbi                          47        President
A. Eduardo Arroyo                               63        Executive Vice President and Chief
                                                          Operating Officer
Eva G. Salgado                                  46        Senior Vice President of the Underwriting
                                                          Department

INTERACTIVE SYSTEMS, INC.

Name                                           Age                    Office
----                                           ---                    ------
Board of Directors

Valeriano Alicea-Cruz, MD                       57        Director, Chairman of the Board
Jose Arturo Alvarez-Gallardo                    60        Director, Board's Treasurer
Mario S. Belaval                                64        Director, Board's Vice-Chairman
Vicente J. Leon-Irizarry, CPA                   64        Director
Juan Jose Leon-Soto, Esq                        60        Director, Board's Secretary
Ramon M. Ruiz-Comas, CPA                        46        Director
Jesus R. Sanchez-Colon, DMD                     47        Director
Carlos D. Torres-Diaz                           44        Director, President
Fernando J. Ysern-Borras, MD                    47        Director

Executive Officers

Carlos D. Torres-Diaz                           44        President
Ramon Orlando De La Torre                       47        Vice President

TRIPLE-C, INC.

Name                                           Age                        Office
----                                           ---                        ------
Board of Directors

Wilmer Rodriguez-Silva, MD                      49        Director, Chairman of the Board
Arturo R. Cordova-Lopez, MD                     59        Director, Board's Vice-Chairman
Jose Davison-Lampon, Esq                        69        Director, Board's Secretary
Sonia Gomez de Torres, CPA                      67        Director, Board's Treasurer
Vicente J. Leon-Irizarry, CPA                   64        Director, Board's Assistant Treasurer
Juan Jose Leon-Soto, Esq                        60        Director
Fernando L. Longo, MD                           63        Director
Wilfredo Lopez-Hernandez, MD                    59        Director
Luis A. Marini-Mir, DMD                         54        Director, President
Ramon M. Ruiz-Comas, CPA                        46        Director
Jesus R. Sanchez-Colon, DMD                     47        Director
Manuel Suarez-Mendez, PE                        57        Director, Board's Assistant Secretary
Fernando J. Ysern-Borras, MD                    47        Director

Executive Officers

Luis A. Marini-Mir, DMD                         54        President
Nydia Ortiz, CPA                                39        Executive Vice President
Sarah Lopez-Torres, MD                          51        Vice President of the Medical and Dental
                                                          Affairs Division

LISTED BELOW IS CERTAIN BIOGRAPHICAL INFORMATION OF THE DIRECTORS OF TRIPLE-S MANAGEMENT SHOWING THEIR PAST EXPERIENCE IN THE LAST FIVE (5) YEARS.


FERNANDO J. YSERN-BORRAS, MD

- Is currently the Chairman of the Board of Directors of Triple-S Management and Triple-S, Inc.
- Has served as director of Triple-S Management since 1999 and of Triple-S, Inc. since 1998.
- Doctor Ysern-Borras also serves as director of Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc., and Triple-C, Inc.
-        Since 1986, he has worked in the Grupo Pediatrico of Caguas, Puerto
         Rico.
- He has worked in several hospitals and has been the Chair of the Pediatric Department in the Inter-American Hospital of Advanced Medicine.
- He has held positions as Assistant Professor at the University of Puerto Rico, School of Medicine, and the San Juan Bautista School of Medicine, Adolescent Medicine Fellowship Director at the Caguas Regional Hospital.
- He was President of the Health and Social Welfare Commission when he served as Member of Caguas' Municipal Assembly.
- He is Member of the Puerto Rico Medical Association and the American Academy of Pediatrics.
- Doctor Ysern-Borras holds an MD degree from the University of Puerto Rico, School of Medicine.
- He has a specialty degree in Pediatrics from the University Pediatrics Hospital in Rio Piedras, Puerto Rico, and a subspecialty in adolescent medicine.
-        He is also Board Certified in Pediatrics.

VALERIANO ALICEA-CRUZ, MD

-        Has served as director of Triple-S Management since 2000.
-        He is also director of Triple-S, Inc. since 2000.
- Currently, he is the Chairman of the Board of Directors of Interactive Systems, Inc.
- Is an ophthalmologist with a private practice since 1975 and has offices in two municipalities of Puerto Rico.
-        He was President of the Puerto Rico Medical Association.

- Has served in the Medical Board of the Department of Transportation and Public Works, the Board of Directors of Ojos, Inc., the Puerto Rico Medical Association, the American Academy of Ophthalmology, the Puerto Rican Society of Ophthalmology, and the Pan-American Association of Ophthalmology.
- Doctor Alicea-Cruz holds a BS degree from the University of Puerto Rico, an MD degree from the University of Puerto Rico, School of Medicine, and a Postgraduate Degree in Ophthalmology from the Puerto Rico Medical Center and Affiliate Hospitals.

JOSE ARTURO ALVAREZ-GALLARDO

-        Has served as director of Triple-S Management and Triple-S, Inc. since
         2000.
- Currently, he is director and the Treasurer of the Board of Directors of Interactive Systems, Inc.
- Mr. Alvarez-Gallardo has served in various positions within Mendez & Co., Inc. since 1964.
- He served as Vice President of the Grocery Division of Mendez & Co., Inc. from 1979 to 1997, and has been the President of said company since January 1998 to the present.
- Has been a member of the Board of Directors of Mendez & Co., Inc., Bamco Products Corporation, International Shipping Agency, Menaco Corporation, and Mendez Realty, Inc.
- Mr. Alvarez-Gallardo holds a BA degree in Business Administration from Iona College.

MARIO S. BELAVAL

-        Has served as director of Triple-S Management since 1999.
-        He is also director of Triple-S, Inc. since 1998.
- Currently, he is Vice-Chairman of the Board of Directors of Interactive Systems, Inc.
- From January 2002 to present, he serves as consultant to Miradero Capital Partners; from February 1997 to February 2001 served as consultant to the Economic Development Bank of Puerto Rico, and from December 1996 to December 2001 he served as Chairman of the Board of Directors of Bacardi Corporation.
- Mr. Belaval has served as director of the Puerto Rico Investors Tax-Free Fund since March, 1995, of the Tax Free Puerto Rico Fund since February, 2001, and of UBS-US PWPR IRA Select Growth and Income Puerto Rico Fund since April, 1998.
- Mr. Belaval holds a BS degree in Economics from Franklin and Marshall College in Pennsylvania.

ARTURO R. CORDOVA-LOPEZ, MD

- Has served as director and Assistant Secretary of Triple-S Management since 1999.
-        He also serves as director of Triple-S, Inc. since 1999.
- Currently, he is the Assistant Secretary of the Board of Directors of Triple-S, Inc., director and Secretary of the Board of Directors of Seguros Triple-S, Inc., and Vice-Chairman of the Board of Directors of Triple-C, Inc.
- Doctor Cordova-Lopez has served as a Staff Pneumologist and Critical Care Consultant at Pavia Hospital from 1990 to the present.
- In addition, doctor Cordova-Lopez is an associate professor of medicine at the University of Puerto Rico, School of Medicine, since 1986.
-        Before 1995, he was the President of the Medical Faculty at Pavia
         Hospital.
- He is a member of the American Thoracic Society, the American College of Physicians, the American Lung Association, the College of Physicians and Surgeons of Puerto Rico, and the American College of Chest Physicians (ACCP), where he is currently the Governor for Puerto Rico for the ACCP.
- He holds a Bachelor's degree in Science in Electrical Engineering from the University of Puerto Rico, an MD degree from the same institution, and a Master in Science in Epidemiology from the Harvard University School of Public Health.
- He is Board Certified in internal medicine, pulmonary diseases, critical care medicine and managed care medicine.

JOSE DAVISON-LAMPON, ESQ.

-        Has served as director of Triple-S Management since 1999.
-        He is also a director of Triple-S, Inc. since 1998.
- Currently, he is director and Secretary of the Board of Directors of Triple-C, Inc.
- Mr. Davison-Lampon is a litigating attorney and public notary in Puerto Rico in the private practice since 1969.
- His practice is focused on medical malpractice, representing doctors, diagnostic centers, and hospitals.
- Mr. Davison-Lampon holds a Juris Doctor (JD) degree from the Inter American University of Puerto Rico.

PORFIRIO E. DIAZ-TORRES, MD

-        Has served as director of Triple-S Management and Triple-S, Inc. since
         2000.

- Currently, he is the Chairman of the Board of Directors of Seguros de Vida Triple-S, Inc. and Smart Solutions Insurance Agency Corporation (a wholly owned subsidiary of Seguros de Vida Triple-S, Inc.).

- Since 1988 to the present, doctor Diaz-Torres serves as the Director of the Cardiology Division of the Cardiology and Nuclear Center in San Juan, Puerto Rico.

- Doctor Diaz-Torres is also the President of Old Harbor Brewery of Puerto Rico, Inc., and Di'Rome Productions, Inc., Past Vice President of the Inter-American College of Cardiology, Past President of the Puerto Rican Society of Cardiology, and active member of the American College of Cardiologists, American Medical Association.

- Also, he is active in the medical staff of Centro Cardiovascular de Puerto Rico y del Caribe, and Auxilio Mutuo Hospital.

- Doctor Diaz-Torres holds a BA degree in Business Administration from the University of Puerto Rico and an MD degree from Universidad Central del Este, Dominican Republic.

SONIA GOMEZ DE TORRES, CPA

- Has served as director and Assistant Treasurer of the Board of Directors of Triple-S Management since 1999.

-        She also serves as director of Triple-S, Inc. since 1995.

- Currently, she is the Assistant Treasurer of the Board of Directors of Triple-S, Inc., director and the Treasurer of the Board of Directors of Triple-C, Inc., and director and the Vice-Chair of the Board of Directors of Seguros de Vida Triple-S, Inc.

- Ms. Gomez de Torres is a Certified Public Accountant and was an accounting professor at the University of Puerto Rico.

- She is a member of the American Institute of Certified Public Accountants (AICPA) where she has served as Council member and in its International Qualification Appraisal Board Committee.

- Also, she is a member of the National Association of State Board of Accountancy (NASBA) and has served in the CPE Advisory Committee.

- She is a member and Past President of the Puerto Rico Society of Certified Public Accountants.

- She holds a BA degree from the University of Puerto Rico and a Masters degree in Business Administration from New York University, with a major in accounting and a minor in finance.

HECTOR LEDESMA

-        Has served as director of Triple-S Management since 1999.
-        He is also a director of Triple-S, Inc. since 1997.
-        Currently, he serves as director of Seguros de Vida Triple-S, Inc.
-        Mr. Ledesma is a private financial consultant.
- He retired in 1990 from Banco Popular of Puerto Rico where he served as President.

VICENTE J. LEON-IRIZARRY, CPA

-        Has served as director of Triple-S Management and Triple-S, Inc. since
         2000.
- He is currently director and the Treasurer of the Board of Directors of Triple-S Management, Triple-S, Inc., and Seguros Triple-S, Inc.
- Also, he is currently director and the Assistant Treasurer of the Board of Directors of Triple-C, Inc., and director of Interactive Systems, Inc.
- He is a Certified Public Accountant and, since January 2002, he is a business consultant.
- From February 2000 to December 2001, he served as consultant of Falcon-Sanchez & Associates, a Certified Public Accountants firm; from January 1999 to February 2000 he acted as a business consultant and Certified Public Accountant; and in 1998 was a partner of KPMG Peat Marwick LLP.
-        He is a member of the Puerto Rico Society of Certified Public
         Accountants.
-        He holds a BA degree in Accounting from the University of Puerto Rico.

JUAN JOSE LEON-SOTO, ESQ.

-        Has served as director of Triple-S Management since 1999.
-        He is also a director of Triple-S, Inc. since 1995.
- Currently, he serves as director and Secretary of the Board of Directors of Interactive Systems, Inc., and director of Triple-C, Inc.
- He is an IT Consultant and President of Information Consulting Services, Inc. since July 2000.
-        From January 1996 to July 2000, he was associated to AVANT
         Technologies, Inc.
- He has been Chairman of the Private Industry Council Board (1997-2000), and the Local Workforce Investment Board (since 2000) of the Caguas-Guayama Consortium under JTPA and WIA federal laws, respectively.
- Mr. Leon-Soto holds a BA degree in Sciences and a Juris Doctor (JD) degree from the University of Puerto Rico.

FERNANDO L. LONGO, MD

-        Has served as director of Triple-S Management since 1999.
- He also served as Chairman of the Board of Directors of Triple-S Management and Triple-S, Inc. from 1999 to 2002.
-        Doctor Longo also serves as director of Triple-S, Inc., since 1997.
-        Currently, he is director of Seguros Triple-S, Inc. and Triple-C, Inc.
-        He holds a private practice in otolaryngology in Bayamon, Puerto Rico.
- Presently, he is the Secretary of the Board of Directors of Hospital San Pablo in Bayamon, Puerto Rico.
- He has been a member of the American Medical Association, the Society of Military ENT, the Puerto Rican Medical Association and a Junior Member in the American Academy of Facial Plastic and Reconstructive Surgery.
-        Doctor Longo holds a BS degree from the University of Puerto Rico.
- He also holds an MD degree from the School of Medicine of the University of Puerto Rico and a specialty degree in Otolaryngology from the San Juan Municipal Hospital training.

WILFREDO LOPEZ-HERNANDEZ, MD

-        Has served as director of Triple-S Management since 1999.
-        He is also a director of Triple-S, Inc. since 1999.
- Currently, he serves as Vice-Chairman of the Board of Directors of Seguros Triple-S, Inc., and director of Triple-C, Inc.
-        Doctor Lopez-Hernandez has a medical private practice since 1979.
- He was an Associate Professor at the Puerto Rico School of Medicine, an Associate Professor at the San Juan Bautista School of Medicine, and Chief of Service at San Rafael Hospital.
- He has been a member of the Puerto Rico Urological Association, Societe International D'Urologie, American Confederation of Urology, and the American Urological Association.
- He holds a BS degree from the University of Puerto Rico, an MD degree from the University of Santiago de Compostela, Spain, and Specialty in Urology from the University of Puerto Rico, School of Medicine.

MANUEL A. MARCIAL-SEOANE, MD

-        Was elected as director of Triple-S Management on April 28, 2002.
-        Currently, he serves as director of Triple-S Management, Triple-S, Inc.
         and Seguros Triple-S, Inc.
- Dr. Marcial-Seoane is presently the Chairman and CEO of University Pathologists, a surgical pathology group practice.
- He also serves as Director of Business Development for Quest Diagnostics, a reference medical laboratory.
- Dr. Marcial-Seoane was the President of the Medical Staff at Pavia Hospital from 1995 to 1998 and Director of the Hospital's Advisory Board from 1995 to 2002.
- He dedicated his first decade of practice to academic medicine, serving as Professor and Chairman of Pathology at the Universidad Central del Caribe, School of Medicine.
- He is a Fellow of the American College of Physicians, the American Society of Clinical Pathologists, the College of American Pathologists and the American College of Physician Executives.
- Dr. Marcial-Seoane pursued his premedical education at Johns Hopkins and received his MD degree from the University of Puerto Rico in 1979.
- He did his pathology residency and gastrointestinal pathology fellowship at Harvard's Brigham and Women's Hospital.
- Dr. Marcial-Seoane is a Diplomate of the American Board of Pathology in both Anatomic and Clinical Pathology.

WILMER RODRIGUEZ-SILVA, MD

- Is currently the Vice-Chairman of the Board of Directors of Triple-S Management and Triple-S, Inc.
- Since 1999, he has served as director of Triple-S Management and Triple-S, Inc.
- In addition, he currently serves as Chairman of the Board of Directors of Triple-C, Inc., and director and Secretary of the Board of Directors of Seguros de Vida Triple-S, Inc.
- Doctor Rodriguez-Silva is the Former Chief of the Gastrointestinal Section of the San Pablo Medical Center.
- He is also a member of the American College of Physicians, the American Gastroenterology Association, the American Society for Gastrointestinal Endoscopy, the Puerto Rico Medical Association, the Puerto Rico Society for Gastroenterology, and the American College of Gastroenterology.
- Doctor Rodriguez-Silva holds a BS degree from the University of Puerto Rico and an MD degree from the University of Puerto Rico, School of Medicine.

RAMON M. RUIZ-COMAS, CPA

-        Has served as director of Triple-S Management since May 2002.
- Currently, he is director of Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc., and Triple-C, Inc.
- Since May 1st, 2002, he is the President and Chief Executive Officer of Triple-S Management.
- Mr. Ruiz-Comas served as Executive Vice President of Triple-S Management from November 2001 to April 2002 and as Senior Vice President and Chief Financial Officer of Triple-S Management from February 1999 to October 2001.
- Prior to that, he was Triple-S, Inc.'s Senior Vice President of Finance from 1995 to 1999 and Vice President of Finance from 1990 to 1995.
- He is a Certified Public Accountant and a member of the Puerto Rico Society of Certified Public Accountants.
- He holds a Juris Doctor (JD) degree and a BA degree in Accounting from the University of Puerto Rico.

JESUS R. SANCHEZ-COLON, DMD

-        Has served as director of Triple-S Management since 2000.
- Currently, he is the Secretary of the Board of Directors of Triple-S Management and Triple-S, Inc.
- He is also a director of Triple-S, Inc., Triple-C, Inc. and Interactive Systems, Inc.
-        Doctor Sanchez-Colon is a dentist with private practice since 1982.
- He is a member of the College of Dental Surgeons of Puerto Rico and has served as Secretary of this organization.
- He has been a member of the Board of Directors of the Corporation for the Economic Development of the City of San Juan, Delta Dental Plan of Puerto Rico, where he served as Chairman, and B. Fernandez & Hermanos.
- Doctor Sanchez-Colon holds a BA in Psychology from St. Louis University, a DMD from the University of Puerto Rico, and a Post Graduate General Practice Residency.

ADAMINA SOTO-MARTINEZ, CPA

-        Was elected as director of Triple-S Management on April 28, 2002.
- Currently, she serves as director of Triple-S Management and Triple-S, Inc.
- Also, she is a director and Treasurer of the Board of Directors of Seguros de Vida Triple-S, Inc.
- She is currently a partner and a founding member of the firm Kevane Soto Pasarell Grant Thornton, LLP, certified public accountants.
- Ms. Soto-Martinez is a member of the Puerto Rico State Society of Certified Public Accountants and the American Institute of Certified Public Accountants.
-        She is a graduate of the University of Puerto Rico.

MANUEL SUAREZ-MENDEZ, PE

-        Has served as director of Triple-S Management since 1999.
-        He is also director of Triple-S, Inc. since 1998.
- Currently, he serves as director and Chairman of the Board of Directors of Seguros Triple-S, Inc., director and Assistant Secretary of the Board of Directors of Triple-C, Inc., and director of Seguros de Vida Triple-S, Inc.
-        Since 1972, Mr. Suarez-Mendez is the owner of R.B. Construction, S.E.
- He has been a member of the Puerto Rico College of Engineers, the Home Builders Association, the National Society of Professional Engineers, the Associated General Contractors of America, the American Concrete Institute and the Construction Specifications Institute.
- Mr. Suarez-Mendez holds a BS degree in Civil Engineering from the CAAM, University of Puerto Rico, Mayaguez Campus, and a Post Graduate studies in Urban Planning from the University of Puerto Rico.

LISTED BELOW IS BIOGRAPHICAL INFORMATION OF CERTAIN EXECUTIVE OFFICERS OF TRIPLE-S MANAGEMENT AND ITS SUBSIDIARIES (THE "CORPORATION").

Name                                                Work Experience in the Last Five Years
----                                                --------------------------------------
Ramon M. Ruiz-Comas, CPA                            President and Chief Executive Officer of Triple-S Management
                                                    since May 1st, 2002; Executive Vice President of Triple-S
                                                    Management from 2001 to 2002; Senior Vice President and Chief
                                                    Financial Officer of Triple-S Management from 1999 to 2001;
                                                    Finance Senior Vice President of Triple-S, Inc. from 1995 to
                                                    1999; and Finance Vice President of Triple-S, Inc. from 1990 to
                                                    1995.

Hector R. Ramos-Diaz, Esq.                          Senior Vice President for Corporate Affairs of Triple-S
                                                    Management since 1999 and Senior Vice President of Triple-S, Inc.
                                                    from 1995 to 1999.

Juan Jose Roman-Jimenez, CPA                        Finance Vice President and Chief Financial Officer of Triple-S Management
                                                    since 2002, Executive Vice President of Triple-C from 1999 to 2002;
                                                    and Vice President of Finance of Triple-C from 1996 to 1999.

Socorro Rivas-Rodriguez, CPA                        President of Triple-S, Inc. since May 2002; General Manager and
                                                    Executive Vice President of Triple-S, Inc. from 1999 to 2002 and
                                                    Executive Vice President of Triple-S, Inc. from 1990 to 1999.

Earl M. Harper                                      Senior Vice President and Chief Operating Officer of Triple-S,
                                                    Inc. since 1999 and Senior Vice President of the Medicare
                                                    Division of Triple-S, Inc. from 1992 to 1999.

Name                                                Work Experience in the Last Five Years
----                                                --------------------------------------
Alejandro E. Franco-Linares, MD                     Senior Vice President of the Medical, Dental and Professional
                                                    Affairs Division of Triple-S, Inc. since 1996.

Jaime R. Pericas-Alfaro                             First Vice President of the Sales and Marketing Division of
                                                    Triple-S, Inc. since 2001 and Sales Representative of Triple-S,
                                                    Inc. from 1994 to 2001.

Roberto O. Morales-Tirado, Esq.                     President of Seguros de Vida Triple-S, Inc. since 2000;
                                                    Consultant to Seguros de Vida  Triple-S, Inc. and Triple-S, Inc.
                                                    from 1998 to 2000; and President and Chief Executive Officer of
                                                    AIG Life Insurance Company of Puerto Rico from 1993 to 1998.

Luis M. Pimentel-Zerbi                              President of Seguros Triple-S, Inc. since 1990.

A. Eduardo Arroyo                                   Executive Vice President and Chief Operating Officer of Seguros
                                                    Triple-S, Inc. since 1996.

Eva G. Salgado                                      Senior Vice President of the Underwriting Department of Seguros
                                                    Triple-S, Inc. since 2002 and Vice President of the Underwriting
                                                    Department of Seguros Triple-S, Inc. from 1997 to 2002. Senior
                                                    Vice President of the Underwriting Department of Integrand
                                                    Assurance Company from 1979 to 1996.

Carlos D. Torres-Diaz                               President of Interactive Systems, Inc. since 1996.

Ramon Orlando De la Torre                           Vice President of Interactive Systems, Inc. since 1996.

Name                                                Work Experience in the Last Five Years
----                                                --------------------------------------
Luis A. Marini-Mir, DMD                             President of Triple-C since 1999, Dental Director of Medical,
                                                    Dental and Professional Affairs Division of Triple-S, Inc. from
                                                    1998 to 1999 and Dean of Dental School, University of Puerto
                                                    Rico, from 1993 to 1997.

Nydia Ortiz, CPA                                    Executive Vice President of Triple-C since March 17, 2003 to present, which was occupied by Mr. Fernando Rivera as Acting, Vice
                                                    President of the Internal Audit. Office of Triple-S Management
                                                    since September 2001 up to March 16, 2003, Director of the
                                                    Internal Audit Office of Triple-S Management since February 1999 up to September 2001, Director of the Internal Audit Office of
                                                    Triple-S, Inc. since September 1997 up to de febrero de 1999.

Sarah Lopez-Torres, MD                              Vice President of the Medical and Dental Affairs Division of Triple-C
                                                    since 2000; Medical Director of the Utilization Management Department
                                                    of Triple-C from 1997 to 1999; and Medical Director of the Corporacion de Servicios Integrales de la Montana since 1988 up to 1997.


                               TENURE OF DIRECTORS

The Articles of Incorporation and By-laws of Triple-S Management provide that the Board of Directors shall be divided into three groups, where directors of Triple-S Management shall be elected to serve terms of three years in a staggered manner. They also provide that with the exception of the President of Triple-S Management, directors can only serve a maximum of three terms of three years each or nine years. The years of service as director of Triple-S, Inc. prior to the Reorganization are taken into consideration as years of service in Triple-S Management's Board of Directors when determining whether a director may continue as director of Triple-S Management.

In addition, Triple-S Management has an outstanding policy adopted by the Board of Directors that establishes that the Chairman of the Board of Directors, who is elected every year, can not serve in said office for more than three years.

          BOARD OF DIRECTORS OF TRIPLE-S MANAGEMENT AND ITS COMMITTEES

The Board of Directors of Triple-S Management held twenty-three meetings during the year ended December 31, 2002. No Board member attended less than 75% of the aggregate of the meetings (regular and special) of the Board of Directors of Triple-S Management held during the year 2002.

The By-laws provide that the Board of Directors of Triple-S Management shall have the Executive Committee, Finance Committee, Resolutions and Regulations Committee, Nominations Committee, and Audit Committee. Also, the By-laws state that the Board of Directors or its Chairman may create any other Committee which they deem necessary for the proper operation of Triple-S Management's business.

Triple-S Management has various standing committees as described below, in addition to other ad hoc committees.

EXECUTIVE COMMITTEE:

- The Executive Committee reviews and approves the following: (1) every plan, project or proposal which could affect standing policies and guidelines established by Triple-S Management; (2) the budget for operational expenses of Triple-S Management and any amendment to said budget, (3) salaries, incentive bonuses and other compensation of officers of Triple-S Management, and (4) subject to the approval of the full Board of Directors, significant contracts, loans or other transactions, financial or otherwise, that would be material to Triple-S Management.

- The full Board of Directors is empowered to delegate other functions to the Executive Committee, provided it does not delegate to such committee the following: (1) the appointment or destitution of officers, (2) proposing amendments to Triple-S Management's Articles of Incorporation and By-laws, (3) the approval of mergers or consolidations, (4) making recommendations to shareholders in connection with the sale, lease or exchange of all or a substantial part of the assets of Triple-S Management, (5) the approval of resolutions recommending the liquidation or the revocation of the liquidation of Triple-S Management, (6) the authorization of the issuance of capital stock and (7) the creation of Triple-S Management's Subsidiaries. All actions taken by the Executive Committee shall be presented to the full Board of Directors in order to be ratified, modified or rejected.

- The members of the Committee are: (1) Dr. Fernando J. Ysern-Borras, Chair of the Committee, (2) Mr. Vicente J. Leon-Irizarry, (3) Mr. Juan Jose Leon-Soto, (4) Dr. Fernando L. Longo, (5) Dr. Wilmer Rodriguez-Silva, (6) Mr. Ramon M. Ruiz-Comas, and (7) Dr. Jesus R. Sanchez-Colon.

-        The Committee met eleven times during the year ended December 31, 2002.

FINANCE COMMITTEE:

- The Finance Committee oversees all financial activities of Triple-S Management and its Subsidiaries, provides guidance to the full Board of Directors in connection to finance matters, studies changes in the economic structure of Triple-S Management and evaluates financial procedures used by Triple-S Management and its Subsidiaries.

- The members of the Committee are: (1) Mr. Vicente J. Leon-Irizarry, Chair of the Committee, (2) Mr. Jose Arturo Alvarez-Gallardo, (3) Mr. Mario S. Belaval, (4) Ms. Sonia Gomez de Torres, (5) Mr. Hector Ledesma, (6) Mr. Juan Jose Leon-Soto, (7) Dr. Wilfredo Lopez-Hernandez,
         (8) Mr. Ramon M. Ruiz-Comas, and (9) Dr. Fernando J. Ysern-Borras.

-        The Committee met twelve times during the year ended December 31, 2002.

RESOLUTIONS AND REGULATIONS COMMITTEE:

- The Resolutions and Regulations Committee regularly reviews the Articles of Incorporation and By-laws of Triple-S Management and its Subsidiaries in order to propose amendments or resolutions related to institutional corporate issues. In addition, the Committee also evaluates the resolutions proposed or presented by Triple-S Management's shareholders.

- The members of the Committee are: (1) Mr. Juan Jose Leon-Soto, Chair of the Committee, (2) Dr. Valeriano Alicea-Cruz, (3) Dr. Arturo R. Cordova-Lopez, (4) Mr. Jose Davison-Lampon, (5) Dr. Porfirio E. Diaz-Torres, (6) Dr. Fernando L. Longo, (7) Dr. Wilmer Rodriguez-Silva,
         (8) Mr. Ramon M. Ruiz-Comas, (9) Dr. Jesus R. Sanchez-Colon, and (10) Dr. Fernando J. Ysern-Borras.

- The Committee met fifteen times during the year ended December 31, 2002.

NOMINATIONS COMMITTEE:

- The Nominations Committee makes recommendations to Triple-S Management's Board of Directors of qualified candidates to fill Board's vacancies, for Triple-S Management's President and for Director of the Internal Audit Office of the Corporation. In addition, the Committee regularly establishes and reviews criteria to be considered in connection with the nomination of candidates to the Board of Directors.

- The members of the Committee are: (1) Dr. Arturo R. Cordova-Lopez, Chair of the Committee, (2) Mr. Jose Arturo Alvarez-Gallardo, (3) Mr. Mario S. Belaval, (4) Dr. Wilfredo Lopez-Hernandez, (5) Dr. Manuel A. Marcial-Seoane, (6) Dr. Wilmer Rodriguez-Silva, (7) Mr. Ramon M. Ruiz-Comas, (8) Mr. Manuel Suarez-Mendez, and (9) Dr. Fernando J. Ysern-Borras.

-        The Committee met four times during the year ended December 31, 2002.

AUDIT COMMITTEE:

- The Audit Committee reviews the following matters: (1) compliance with internal controls of Triple-S Management and its Subsidiaries, (2) activities of the Internal Audit Office, (3) results from audits made by regulators, (4) consolidated financial results of Triple-S Management and its Subsidiaries, and (5) the annual report prepared by Triple-S Management and its Subsidiaries' external auditors. In addition, the Audit Committee selects and recommends for final approval by the full Board of Directors the public accounting firm to be the external auditors of Triple-S Management and its Subsidiaries.

- The members of the Committee are: (1) Mr. Mario S. Belaval, Chair of the Committee, (2) Dr. Valeriano Alicea-Cruz, (3) Mr. Jose Davison-Lampon, (4) Mr. Hector Ledesma, (5) Mr. Vicente J. Leon-Irizarry, (6) Ms. Adamina Soto-Martinez, (7) Mr. Manuel Suarez-Mendez, and (8) Dr. Fernando J. Ysern-Borras.

- The Board of Directors, in its business judgment, has determined that each of the members of the Audit Committee is an independent director as such term is currently defined under the listing standards of the New York Stock Exchange.

-        The Committee met eleven times during the year ended December 31, 2002.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of eight members of the Triple-S Management's Board of Directors. Each of the members of the Audit Committee is "independent", as such term is currently defined under the applicable standards of the New York Stock Exchange. The Audit Committee operates pursuant to a Charter that was adopted by the Board of Directors of Triple-S Management on October 29, 2002. A copy of such Charter is attached to this Proxy Statement as APPENDIX A.

The role of the Audit Committee is to assist the Corporation's Board of Directors in its oversight of the Corporation's financial reporting process and the Corporation's internal and external audit processes. The Committee can communicate directly with the Boards of Directors of each of the subsidiaries and require corrective plans for recommendations included in reports submitted by the Internal or External Auditors, as well as any other matter that is brought to the attention of the Committee.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage External Auditors for special audits, reviews and other procedures and to retain special counsel and other experts, consultants or advisors. The Committee approves the appointment or discharge of the External Auditors and reviews the External Auditors' proposed audit scope and approach, including coordination of the audit effort with internal audit.

As set forth in the Charter, management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to achieve compliance with accounting standards and applicable laws and regulations. The independent auditors of the Corporation are responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

The members of the Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession. Moreover, as set forth in the Charter, the Audit Committee relies on and makes no independent verification of the financial and other information presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to achieve compliance with accounting standards and applicable laws and regulations.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2002 with management and the independent auditors.

The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently modified or supplemented. Finally, the Audit Committee has received the written disclosures and the letter from KPMG, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), as currently modified or supplemented, has considered whether the provision of non-audit-services by the independent auditors to the Corporation is compatible with maintaining the auditors' independence, and has discussed with the independent auditors the auditors' independence from the Corporation and its management.

Based on the Audit Committee's review of the audited financial statements and the discussions referred to above with management and the independent auditors and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

SUBMITTED BY:

         1.       Mario S. Belaval, Chair of the Committee
         2.       Valeriano Alicea-Cruz, MD
         3.       Jose Davison-Lampon, Esq.
         4.       Hector Ledesma
         5.       Vicente J. Leon-Irizarry, CPA
         6.       Adamina Soto Martinez, CPA
         7.       Manuel Suarez-Mendez, PE
         8.       Fernando J. Ysern-Borras, MD

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors, in accordance with the recommendation of its Audit Committee, has appointed KPMG LLP as independent accountants to audit the consolidated financial statements of the Corporation for the year ending December 31, 2002.

Representatives of KPMG LLP will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                            DISCLOSURE OF AUDIT FEES

The following is a description of the fees expected to be billed by KPMG LLP, the Corporation's independent public accountants for the year ended December 31, 2002:


AUDIT FEES:

The aggregate fees expected to be billed by KPMG LLP for professional services rendered in connection to the audit of the Corporation's annual financial statements as of and for the year ended December 31, 2002 and for the reviews of the financial statements included in the Corporation's quarterly report on Form 10-Q for that year were $372,850.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

During the year ended December 31, 2002, KPMG LLP did not perform any information technology services relating to financial information systems design and implementation.

ALL OTHER FEES:

The aggregate fees expected to be billed for services rendered to the Corporation by KPMG LLP, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the year ended December 31, 2002 were $484,186.

The Audit Committee has considered that the provision of the services covered by this paragraph is compatible with maintaining the independence of the independent public accountants of the Corporation.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS:

During fiscal year 2002, the Chairman of the Board of Triple-S Management received a fee of $350 for each Board of Directors meeting attended. Each director of Triple-S Management received a fee of $250 for each Board of Directors meeting attended, and $200 for each committee meeting attended. The Chair of each committee of the Board of Directors of Triple-S Management received a fee of $300 for each meeting, which he or she attended and was the chair. Only directors who are not employees of Triple-S Management receive fees for attendance to Board of Directors meetings or committee meetings.

During fiscal year 2002, the Chairman of the Board of Directors of Triple-S, Inc. received a fee of $300 for each Board of Directors meeting attended. Each director of Triple-S, Inc. received a fee of $200 for each Board of Directors meeting attended and a fee of $150 for each committee meeting attended. The Chair of each committee of the Board of Directors of Triple-S, Inc. received a fee of $250 for each meeting of the committee, which he or she attended and was the chair. Only directors who are not employees of Triple-S, Inc. receive fees for attendance at Board of Directors meetings or committee meetings.

During fiscal year 2002, the Chairman of the Board of Directors of Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc. and Triple-C, Inc. received a fee of $300 for each Board of Directors meetings attended. Each director of Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc. and Triple-C, Inc. received a fee of $200 for each of their respective Board of Directors meetings attended. Only directors who are not employees of Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc. and Triple-C, Inc. receive fees for attendance at their respective Board of Directors meetings.

In addition to the fees described above, Directors of Triple-S Management receive health insurance free of charge. In the case of Directors that are currently serving as Directors of Triple-S Management, such coverage also includes spouses and dependants. Former directors of the Corporation, who had served at least for the specified term and are older than 55 years, may also receive health insurance free of charge if they comply with the eligibility rules.

Furthermore, Directors of the Corporation also receive as additional compensation a per diem amount of $300 for every day the director is unable to work at his or her office as a result of travel related to their responsibilities as directors or having to appear at activities or engagements of Triple-S Management, except for the Board of Directors' Annual Meeting.

ANNUAL COMPENSATION:

The following table sets forth the annual compensation for Triple-S Management's President and Chief Executive Officer, the Presidents of the five Subsidiaries and the Corporation's four other most highly compensated executive officers for the years ended December 31, 2000, 2001 and 2002.

SUMMARY OF COMPENSATION TABLE:

                                                               Annual Compensation
                                                      -----------------------------------------
                                                                                     All Other
                                                                                       Annual          All Other
                                                                                      Compen-           Compen-
               Name                    Year           Salary     Bonus(1)            sation (2)        sation (3)
               ----                    ----           ------     --------            ----------        ----------
Mr. Miguel A. Vazquez-Deynes (4)       2002           177,561     171,334              66,851           117,545
                                       2001           366,945      10,416              57,040            24,711
                                       2000           428,135      12,700              29,392                --

CPA Socorro Rivas-Rodriguez (5)        2002           295,811     127,700              40,432                --
                                       2001           234,713      23,117              31,322                --
                                       2000           197,652      19,266              35,983            26,672

CPA Ramon M. Ruiz-Comas (6)            2002           328,800      72,629              30,790             7,876
                                       2001           171,889      26,783              23,396                --
                                       2000           127,416      13,034              22,518            16,153

Mr. Luis M. Pimentel-Zerbi             2002           187,637      85,617              32,453            31,218
                                       2001           167,192      78,995              27,711             9,360
                                       2000           158,089      32,718              26,830             6,864

Dr. Alejandro E. Franco-Linares        2002           202,994      63,403              35,236                --
                                       2001           192,257      19,885              34,706                --
                                       2000           195,093      18,777              19,805                --

Dr. Luis A. Marini-Mir (7)             2002           171,388      81,042              28,729             8,413
                                       2001           158,388      15,050              27,800                --
                                       2000           147,592      13,950              30,326                --

Mr. Roberto O. Morales-Tirado (8)      2002           149,412      62,280              26,153                --
                                       2001           124,412      37,325              22,069                --
                                       2000           159,353          --               7,098                --

Mr. Carlos D. Torres-Diaz (9)          2002           115,636      36,381              18,960             8,581
                                       2001           115,046      11,008              16,933                --
                                       2000           101,573      10,396              17,361            11,239

NOTES:

(1)      Includes Christmas bonus and performance bonus.

(2) Includes liquidation of sick leave license not used, memberships, or company car.

(3) Includes liquidation of accrued vacations, except for Mr. Miguel A. Vazquez-Deynes, see below.

(4) Mr. Miguel A. Vazquez-Deynes deferred from his base salary $20,000, $60,000, and $15,000 during the years 2002, 2001, and 2000, respectively. He was the President and CEO of Triple-S Management and Triple-S, Inc. until he retired on April 30, 2002. He was succeeded in Triple-S Management by Mr. Ramon M. Ruiz-Comas and in Triple-S, Inc. by Ms. Socorro Rivas-Rodriguez. All other annual compensation includes a supplementary pension plan and fees for a non competition and professional services agreement.

(5) Ms. Socorro Rivas-Rodriguez deferred from her base salary $120,595, $42,000, and $43,784 during the years of 2002, 2001, and 2000, respectively.

(6) Mr. Ramon M. Ruiz-Comas deferred from his base salary $78,800, $13,000, and $2,400 during the years of 2002, 2001 and 2000, respectively.

(7) Mr. Luis A. Marini-Mir deferred from this base salary $30,000 during the years 2002, 2001, and 2000, respectively.

(8) Mr. Roberto O. Morales-Tirado commenced to work for Seguros de Vida Triple-S, Inc. in June 2000. Previously to be appointed as President of Seguros de Vida Triple-S, Inc., he was a consultant to Seguros de Vida Triple-S, Inc. and Triple-S, Inc. Salary information for years 2000 include $87,499 for services paid as consultant. He deferred from his base salary $25,000 in 2002.

(9) Mr. Carlos D. Torres-Diaz deferred from his base salary $24,800, $15,000, and $5,665 during the years 2002, 2001, and 2000, respectively.

                                  PENSION PLAN

The Corporation sponsors a noncontributory defined-benefit pension plan for all of its employees who are age 21 or older and have completed one year of service. Pension benefits begin to vest after five years of vesting service, as defined, and are based on years of service and final average salary, as defined. The funding policy is to contribute to the plan as necessary to meet the minimum funding requirements set forth in the Employees Retirement Income Security Act of 1974, as amended, plus such additional amounts as the Corporation may determine to be appropriate from time to time.

The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan based upon certain assumptions as to annual basic salary levels and years of service. The amount payable in this table are not necessarily representative of amounts that may actually become payable under the Retirement Plan. The amounts represent the benefits upon retirement on December 31, 2002, of a participant at age 65.


PENSION PLAN TABLE:

                                               Years of Service
                   ------------------------------------------------------------------------
Remuneration *        15                20             25             30                 35
------------       --------        --------        --------        --------        --------
 $125,000          $ 37,500        $ 50,000        $ 62,500        $ 75,000        $ 75,000
  150,000            45,000          60,000          75,000          90,000          90,000
  175,000            52,500          70,000          87,500         105,000         105,000
  200,000            60,000          80,000         100,000         120,000         120,000
  225,000            67,500          90,000         112,500         135,000         135,000
  250,000            75,000         100,000         125,000         150,000         150,000
  300,000            90,000         120,000         150,000         180,000         180,000
  400,000           120,000         160,000         200,000         240,000         240,000
  450,000           135,000         180,000         225,000         270,000         270,000
  500,000           150,000         200,000         250,000         300,000         300,000

* Final average earnings.

COMPENSATION COVERED BY THE PLAN:

The highest average annual rate of pay from any five (5) consecutive calendar year periods out of the last ten (10) years. The annual rate of pay in the year of termination is included.

LIST OF EXECUTIVE OFFICERS:

                                                   2002                 Credited Service
                      Name                 Covered Compensation          as of 12/31/02
                      ----                 --------------------         ----------------
Mr. Miguel A. Vazquez-Deynes                      $177,561                    12.29
CPA Socorro Rivas-Rodriguez                        295,811                    20.97
CPA Ramon M. Ruiz-Comas                            328,800                    12.56
Mr. Luis A. Pimentel-Zerbi                         187,637                    12.71
Dr. Alejandro E. Franco-Linares                    202,994                     6.56
Dr. Luis A. Marini-Mir                             171,388                     4.91
Mr. Roberto O. Morales-Tirado                      149,412                     2.56
Mr. Carlos D. Torres-Diaz                          115,636                    12.69

BASIS FOR COMPUTATION OF BENEFITS:

The single life annuity benefit is equal to 2% of the final average earnings multiplied by Plan and Association Service up to 30 years, minus prior plan benefit (if any). The accrued benefit cannot be less than the benefit calculated considering Employer Service only. The benefits are not subject to any deduction for Social Security.

The Corporation also has a Supplemental Retirement Program. This program covers benefits in excess of the United States Internal Revenue Code limits that apply to the qualified program.

             REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Board of Directors of Triple-S Management evaluates the compensation policy for the President and CEO, and Executive Officers of Triple-S Management and its Subsidiaries based upon the recommendations made by a Special Committee of the Board. The compensation policy is developed considering, among others factors, competitive pay practices for developing a stronger relationship between executive compensation and the Corporation's long-term performance.

THE PRESIDENT AND CHIEF EXECUTIVE OFFICER:

On an annual basis the President and CEO submits to Triple-S Management's Board of Directors a plan setting forth both quantitative and intangible goals applicable to each year and long-term goals. In order to determine the President and CEO's compensation, the Board of Directors evaluates the President's performance by taking into consideration the growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system and development of human resources. During 2002, Mr. Ramon M. Ruiz-Comas' base salary was $328,800.

EXECUTIVE OFFICERS:

The group of Executive Officers of the Corporation is composed of a President and CEO, the Presidents of the Subsidiaries, Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. The Special Committee of the Board recommends to the Board of Directors of Triple-S Management, for their approval, the salary increases and the bonuses to be awarded to the Executive Officers pursuant to the plan and compensation policy.

SUBMITTED BY:

(1) Dr. Fernando J. Ysern-Borras, Chairman of the Board, (2) Dr. Valeriano Alicea-Cruz, (3) Mr. Jose Arturo Alvarez-Gallardo, (4) Mr. Mario S. Belaval, (5) Dr. Arturo R. Cordova-Lopez, (6) Mr. Jose Davison-Lampon, (7) Dr. Porfirio E. Diaz-Torres, (8) Ms. Sonia Gomez de Torres, (9) Mr. Hector Ledesma (10) Mr. Vicente J. Leon-Irizarry, (11) Mr. Juan Jose Leon-Soto, (12) Dr. Fernando L. Longo, (13) Dr. Wilfredo Lopez-Hernandez, (14) Dr. Manuel A. Marcial-Seoane,
(15) Dr. Wilmer Rodriguez-Silva, (16) Mr. Ramon M. Ruiz-Comas, (17) Dr. Jesus R. Sanchez-Colon, (18) Ms. Adamina Soto-Martinez, and (19) Mr. Manuel Suarez-Mendez.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Triple-S, Inc. and other Subsidiaries of Triple-S Management have contractual arrangements regarding management and technical assistance.

Furthermore, in the ordinary course of business, Triple-S, Inc., Seguros de Vida Triple-S, Inc., and Seguros Triple-S, Inc. are providers of insurance to Mendez & Co., where one of Triple-S Management's directors has a direct business interest. Triple-S, Inc., Seguros de Vida Triple-S, Inc., and Seguros Triple-S, Inc. are also providers of their insurance products to some directors in their individual business or practices.

The terms of the agreements with Mendez & Co., Inc., as well as those with each one of the directors, are terms usual and comparable to the terms of agreements with companies or individuals which have no persons associated with said companies or individuals serving as directors of Triple-S Management.

Directors of Triple-S Management that are medical doctors or dentists are service providers of Triple-S, Inc. in the ordinary course of their business as medical doctors and dentists. The terms of the agreements as service providers of Triple-S, Inc. are no different from agreements with medical doctors and dentists that are not directors of Triple-S Management.

                                    PROPOSAL:
                         APPROVAL OF RESOLUTION NUMBER 1

Resolution Number 1 is presented by the Board of Directors of Triple-S Management to acknowledge that the Board of Directors may declare dividends subject to the determination of the Board of Directors that in their best judgment the payment of such dividends is financially and legally feasible and that in determining the amount to declare as a dividend, the Board of Directors shall only take in consideration Triple-S Management's profits and the dividends received from the Subsidiaries that operate as for profit corporations, and shall not take into consideration the investment of Triple-S Management in Triple-S, Inc. and Triple-S, Inc.'s operating reserves.

RESOLUTION:

Whereas: Triple-S Management is a corporation organized as a for-profit corporation, which has operated as a non-profit organization, and therefore it has not declared or distributed dividends.

Whereas: Triple-S Management is the holding company and owner of the shares of the following subsidiaries: Triple-S, Inc., Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc. and Triple-C, Inc.

Whereas: Except for Triple-S, Inc., all other Subsidiaries operate as for profit corporations.

Whereas: Triple-S, Inc. has a tax exemption pursuant to Section 1101(6) of the Internal Revenue Code of Puerto Rico of 1994, as amended, as stated in the Administrative Determination (the "Tax Exemption Ruling") issued by the Treasury Department of Puerto Rico on November 8, 1998, as supplemented.

Whereas: The Shareholders have expressed their interest regarding the distribution of dividends by the Board of Directors.

Therefore:     Be it resolved, as is presently resolved, by this Honorable
               Shareholders Meeting of Triple-S Management, held today April 27,
               2003 in San Juan, Puerto Rico, that:

               1. The Board of Directors may, in the exercise of its best judgment, declare dividends to the Shareholders, if it is financially viable and the norms, limitations and responsibilities imposed by the General Corporations Law of Puerto Rico, the Articles of Incorporation, the By-laws, the Tax Exemption Ruling issued by the Treasury Department of Puerto Rico, and the applicable laws and regulations are complied with, and

               2. In determining the amount to declare as a dividend, the Board of Directors shall only take in consideration Triple-S Management's profits and the dividends received from the Subsidiaries that operate as for profit corporations, and shall not take into consideration the investment of Triple-S Management in Triple-S, Inc. and Triple-S, Inc.'s operating reserves.

POSITION OF THE BOARD OF DIRECTORS:

The Board of Directors of Triple-S Management recommends that the Shareholders vote in favor of this Resolution.

REASONS TO VOTE IN FAVOR OF THE RESOLUTION:

As our Shareholders know, Triple-S Management is the result of the "Corporate Reorganization of Triple-S, Inc. and its Subsidiaries" approved by our Shareholders in the Special Meeting held on February 23, 1997. Contrary to Triple-S, Inc., an organization that operates as a non-for profit and subject to a Tax Exemption Ruling granted by the Treasury Department, Triple-S Management may declare dividends. Up to now, however, Triple-S Management and its Shareholders have decided to operate in a similar manner to Triple-S, Inc. and, as a result, dividends have not been declared.

The Board of Directors is aware that on different occasions, and in different places, Triple-S Management's Shareholders have expressed an interest in the declaration of dividends by Triple-S Management.

The General Law of Corporations of Puerto Rico allows the board of directors of a corporation to declare dividends out of its available surplus or, in its absence, out of its net profits for the year in which the dividend is declared, the prior year or both. Therefore, the Board of Directors of Triple-S Management has the discretional legal authority to declare dividends from time to time subject to the above limitation.

Also, the Treasury Department has acknowledged that Triple-S Management may declare dividends from Triple-S Management's profits and from the dividends received from the Subsidiaries that operate as for profit corporations. Therefore, the Board of Directors can declare dividends from the sources described above and it cannot take into account Triple-S Management's investment in Triple-S, Inc. and Triple-S, Inc.'s operating reserves at the time the dividend is declared.

For all of the above reasons, the Board of Directors urges its Shareholders to vote in favor of this Resolution.

REQUIRED VOTE:

In order for this Resolution to be approved it must receive the affirmative vote of a majority of the shares issued and outstanding with the right to vote that are present at the Annual Meeting.

                                    PROPOSAL:
                         APPROVAL OF RESOLUTION NUMBER 2

Resolution Number 2 is presented by the Board of Directors of Triple-S Management in order for its Shareholders to ratify their interest that Triple-S, Inc. continues with its tax treatment as a non-profit organization and with the corresponding conditions imposed by the Treasury Department in the Tax Exemption Ruling.

RESOLUTION:

Whereas: Since its inception, Triple-S, Inc. has operated as a non-profit organization in order to improve the health care services provided to the Puerto Rican community and to promote social well-being.

Whereas: On November 6, 1998, the Treasury Department of Puerto Rico (the "Department") issued an Administrative Determination (the "Tax Exemption Ruling") granting a tax exemption to Triple-S, Inc. as a non-profit organization pursuant to Section 1101(6) of the Internal Revenue Code of Puerto Rico of 1994, as amended, (the "Code") and imposing several conditions in order for Triple-S, Inc. to be treated as such.

Whereas: One of the conditions imposed by the Department in the Tax Exemption Ruling was that every year, Triple-S Management, as the only shareholder of Triple-S, Inc., and the Shareholders of Triple-S Management shall ratify: (1) the tax exemption established in the Tax Exemption Ruling and the conditions therein for the previous taxable year, and (2) the continuance of the tax treatment of Triple-S, Inc., as a non-profit corporation.

Whereas: The members of the Board of Directors of Triple-S, Inc. and Triple-S Management, and Triple-S Management as Triple-S, Inc.'s sole shareholder, have determined that considering the purpose for which Triple-S, Inc. was created, it is in Triple-S, Inc.'s best interest to ratify the tax exemption granted by the Department in the Tax Exemption Ruling for the taxable year ending December 31, 2002, including the conditions imposed therein, and that Triple-S, Inc. continue operating as a non-profit organization pursuant to Section 1101(6) of the Code.

Therefore:     Resolved by this Honorable Assembly of Shareholders of Triple-S
               Management meeting today, April 27, 2003, in San Juan, Puerto
               Rico, to ratify:

               1. The tax exemption granted to Triple-S, Inc. by the Treasury Department in the Tax Exemption Ruling for the taxable year ending December 31, 2002.

               2. Our interest that Triple-S, Inc. continues with its tax treatment as a non-profit organization and with the corresponding conditions imposed by the Treasury Department in the Tax Exemption Ruling.

POSITION OF THE BOARD OF DIRECTORS:

The Board of Directors recommends that the Shareholders vote in favor of this Resolution.

REASONS TO VOTE IN FAVOR OF THE RESOLUTION:

This Resolution arises from the obligations assumed under the Tax Exemption Ruling issued by the Treasury Department which include, among others, that our Shareholders express their decision of maintaining the tax treatment and the conditions set forth in the Tax Exemption Ruling which grants the tax exemption to Triple-S, Inc.

Therefore, the Shareholders of Triple-S Management must ratify the Tax Exemption Ruling, including the corresponding conditions imposed therein by the Treasury Department and our interest in maintaining the tax treatment of Triple-S, Inc. as a non-profit organization.

The Board of Directors and the Management of Triple-S, Inc., as well as the Board of Directors and the Management of Triple-S Management, understand that confirming the continuation of the Tax Exemption Ruling is convenient and necessary. It is in harmony with Triple-S, Inc.'s organization and operation.

Failure to approve this Resolution would mean a rejection to the Tax Exemption Ruling for Triple-S, Inc., which could imply a violation of the Administrative Determination. As a result, the Treasury Department could revoke the tax exemption, which could cause an adverse financial effect to Triple-S, Inc. and Triple-S Management.

Important Aspects of the Administrative Determination issued by the Treasury Department on November 6, 1998:

A. As indicated before, the Administrative Determination was effective on January 5, 1999, the day following the effective date for the Reorganization, January 4, 1999, and its continuity is subject to compliance with the following conditions:

         1. Every year, Triple-S Management and its Shareholders must ratify the Tax Exemption Ruling with the conditions imposed therein and its interest that Triple-S, Inc. continues operating as a non-profit organization.

         2. Triple-S, Inc. must file an annual report to the Treasury Department, which should contain:

                  a. A Certification from the Secretary of Triple-S, Inc. and the Secretary of Triple-S Management regarding the ratification by the Shareholders of the continuance of Triple-S, Inc. as a non-profit organization.

                  b. The combined increase of the fees for physicians and dentists approved by the Board of Directors of Triple-S, Inc.

                  c. The percentage of change in the premium charged to insureds.

                  d.       The use of any benefit and surplus of Triple-S, Inc.

B.       The President of Triple-S, Inc. will certify annually that:


         1. Triple-S, Inc. operated exclusively for the promotion of social well-being and as a non-profit corporation, in order to provide more and better health care services to all of the Puerto Rican community.

         2. The assets of Triple-S, Inc. were primarily used for the purposes related to its business of health insurance.

         3. The compensation granted to the officers and directors of Triple-S, Inc. was reasonable.

         4.       Triple-S, Inc. did not distribute dividends.

         5. The fees paid to the physicians and dentists of Triple-S, Inc., that also are Shareholders of Triple-S Management, were the same fees that were paid to all of the other physicians and dentists of Triple-S, Inc.

         6. The benefits and surplus have been exclusively set aside in order to increase and improve the health care services provided to the insureds, make contributions in order to promote the social and socioeconomic well-being in the areas of health care or to increase up to six-month the claims operational reserve requirements.

REQUIRED VOTE:

In order for this Resolution to be approved it must receive the affirmative vote of a majority of the shares issued and outstanding with the right to vote that are present at the Annual Meeting.

                                    PROPOSAL:
                         APPROVAL OF RESOLUTION NUMBER 3

Resolution Number 3 is presented by the Board of Directors of Triple-S Management in order to amend Article 8-5 and Section C of Article 8-11 of the By-laws of Triple-S Management to state that the Board of Directors will name the Chair of the Audit Committee and the rest of the directors that form part of said Committee.

RESOLUTION:

Be it resolved, as resolved herein, by this Honorable Shareholders Meeting, today, April 27, 2003, in San Juan, Puerto Rico, to amend Article 8-5 (the Chairman) and Section C (Audit Committee) of Article 8-11 (Committees), of Chapter 8 (Directors) of the By-laws of Triple-S Management to state that the Board of Directors will name the Chair of the Audit Committee and the rest of the directors that form part of said Committee.

CHAPTER 8 - DIRECTORS

         8.5      THE CHAIRMAN

                  The Chairman of the Board of Directors will preside over the meetings of the shareholders, the meetings of the Board of Directors and will assume all those duties and faculties that shall be conferred upon him by the Board of Directors. Among his responsibilities are the following:

                  A.       ...

                  B.       ...

                  C. Name the Chairs of the Committees of the Board of Directors, except THE CHAIR OF THE AUDIT COMMITTEE AND THE CHAIR OF THE FINANCE COMMITTEE. THE BOARD OF DIRECTORS WILL NAME THE CHAIR OF THE AUDIT COMMITTEE. THE TREASURER OF THE BOARD OF DIRECTORS, by the nature of his office, will be the Chair of the Finance Committee.

                  D. Name the members of the Committees of the Board of Directors, EXCEPT FOR THE MEMBERS OF THE AUDIT COMMITTEE, WHO SHALL BE NAMED BY THE BOARD OF DIRECTORS.

                  E.       ...
                  F.       ...
                  G.       ...
                  H.       ...
                  I.       ...
                  J.       ...

         8-11     COMMITTEES

                  C.       Audit Committee

                           The Board of Directors shall name the Chair of this Committee, who cannot be the Treasurer or the Assistant Treasurer of the Board of Directors, and no less than six (6) additional members of the Board of Directors, who shall meet no less than once every three (3) months, and at any other times as necessary. The decisions reached by the Committee shall be by majority of the members present at the meeting.

                           The responsibilities of the Committee shall be:

                           1.     ...
                           2.     ...
                           3.     ...
                           4.     ...
                           5.     ...
                           6.     ...

POSITION OF THE BOARD OF DIRECTORS:

The Board of Directors encourages the Shareholders to vote in favor of this Resolution.

REASONS TO VOTE IN FAVOR OF THE RESOLUTION:

The By-laws of Triple-S Management currently grants the Chairman of the Board of Directors the power to appoint the Chair and other members of the Audit Committee, as is the case with most of the committees of the Board of Directors.

As a result of recent changes in corporate governance rules, the audit committee is being required to be more independent. These rules are aimed at obtaining a higher level of independence from the audit committee to assure investors and creditors, and the market in general that the financial information of companies disclosed is accurate, complete and correct.

Allowing the whole Board of Directors to select the members of the Audit Committee and its Chairman increases the level of independence that the Audit Committee may achieve. The selection by the Chairman of the Board of Directors alone does not encourage the participation of "independent directors" in the selection process, which is the key in forming a truly independent Audit Committee. The amendments proposed hereby would change the current scheme and would allow the whole Board of Directors to appoint the members of the Audit Committee and who will serve as its Chair.

The approval of this amendment would place Triple-S Management in the group of companies that have taken seriously the strict compliance with changes in corporate governance, internal controls and independence of audit committees after the passage of the Sarbanes-Oxley Act of 2002.

VOTES REQUIRED:

In order for this Resolution to be approved it must receive the affirmative vote of the majority of the shares of Triple-S Management issued and outstanding with the right to vote that are present at the Annual Meeting in order to approve the amendments to the By-laws of Triple-S Management, pursuant to Section A of
Article 9-1 (Chapter 9 - Amendments).

                                    PROPOSAL:
                         APPROVAL OF RESOLUTION NUMBER 4

Resolution Number 4 is presented by the Board of Directors of Triple-S Management to amend Article Eighth of the Articles of Incorporation and Article 4-2 of the By-laws of Triple-S Management to allow the voting shares of a Shareholder to be registered in the books of Triple-S Management under the name of the spouse or heirs of such Shareholder, if they are physicians or dentists, without exceeding the 21 share limit. This Resolution shall only be considered in the Annual Meeting in the event that Resolutions Number 1 and 2 presented at the Continuation of the Special Meeting, which was recessed last February 23, are not approved.

RESOLUTION:

Be it resolved, as it is presently resolved, by the Honorable Shareholders Meeting, today, April 27, 2003, in San Juan, Puerto Rico, to amend Article Eighth of the Articles of Incorporation and Article 4-2 of Chapter 4 of the By-laws of Triple-S Management to allow the voting shares of a Shareholder to be registered in the books of Triple-S Management under the name of the spouse or heirs of such Shareholder, if the latter are physicians or dentists, without exceeding the 21 share limit.

ARTICLES OF INCORPORATION

         EIGHTH: Triple-S Management will have a right of first refusal in the event of a sale, donation, or other transfer or cession of the shares of Triple-S Management. Any shareholder that wishes to sell, donate or in any other way transfer or cede his shares of Triple-S Management, must first offer his shares, in writing, to Triple-S Management. Triple-S Management will then proceed to buy said shares at the same price paid by the shareholder for the shares. However, if said shares have been donated or are part of a bequest in a testament or in any other way transferred to a person that is (1) a descendant, OTHER HEIR OR THE SPOUSE of the shareholder and (2) a physician or dentist, then said person will have the rights to be the owner of said shares, up to a maximum of 21 shares.

BY-LAWS

         CHAPTER 4 - ON THE STOCKS

         4-2 Triple-S Management will enjoy preferred rights of acquisition in the eventuality of a sale, donation or other transfer or cession of Triple-S Management's stock. Any stockholder who wishes to sell, donate, or in any other way transfer or cede his corporate stock must first put the offer in writing to Triple-S Management, who will proceed to purchase said stocks from the stockholder for the same price he paid for them. However, in the event that said stocks were donated or inherited through a will or in any other way to a person who is (1) a descendant, OTHER HEIR OR THE SPOUSE of the stockholder and (2) a physician or a dentist, then said person has the right to hold up to a maximum 21 stocks.

POSITION OF THE BOARD OR DIRECTORS:

The Board of Directors encourages the Shareholders to vote in favor of this Resolution.

REASONS FOR VOTING IN FAVOR OF THE RESOLUTION:

At the Annual Shareholders Meeting held on April 29, 2001, Resolution Number 5 was approved, recommending that the Board of Directors take the necessary steps in order for the voting shares of a Shareholder to be registered in the books of Triple-S Management in the name of the spouse or the heirs of the Shareholder, when and if they are physicians and dentists, without exceeding the limit of 21 shares.

Article Eighth of the Articles of Incorporation and Article 4-2 of the By-laws of Triple-S Management's state the right of first refusal over the shares, unless the shares are transferred to a descendant of a Shareholder who is a physician or dentist. These provisions do not permit that the spouse or other heirs who are physicians and dentists receive the share of the Shareholder, because of the right of first refusal.

Several of our Shareholders have expressed their wish to change these provisions so that they can transfer all or some of their shares to their spouses or heirs, if they are physicians or dentists. In order to implement this recommendation, it is necessary that the Shareholders with voting shares approve the abovementioned amendments to the Articles of Incorporation and the By-laws of Triple-S Management.

The primary interest of the Board of Directors is that Shareholders support and approve this measure as soon as possible in order to attend to the Shareholders' interests regarding this issue, strengthening, at the same time, the operations and development of Triple-S Management.

REQUIRED VOTE:

In order for this Resolution to be approved it must receive the affirmative vote of no less than two thirds of the shares issued and outstanding with the right to vote, since it is an amendment to the Articles of Incorporation, pursuant to Section A of Article Thirteenth of the Articles of Incorporation.

                          PROPOSALS OF OUR SHAREHOLDERS

The following Resolutions are proposed by Shareholders:

                                    PROPOSAL:
                         APPROVAL OF RESOLUTION NUMBER 5

Presented by Francisco J. Echegaray-Espada, MD, shareholder of Triple-S Management, to encourage the Board of Directors of Triple-S Management update the results of the Study about the Development of the Corporation and present the same to the Shareholders, since from the date the Study was prepared up to the present, various positive changes have occurred in the development and financial results of the Corporation.

Whereas: At the Annual Meeting held on April 30, 2000, we asked the Board of Directors to study the Corporation's options for its future development.

Whereas: At the Special Meeting held on February 11, 2001, the results of the Study about the Development of the Corporation were presented to the Shareholders.

Whereas: The Study indicated that, at that time, the principal options to guide the future development of the Corporation under an initial public offering (IPO) or a sale of a majority or minority of the shares of the Corporation to one or more investors were not favorable for the Corporation nor the Shareholders.

Whereas: In addition, the financial projections of the Corporation for the five (5) years following the Study were favorable, which positioned the Corporation as one of the best insurance businesses with enough resources for the development of its businesses, which would facilitate the increase of benefits to our constituents.

Whereas: Some Shareholders have expressed our desire for the Corporation to be evaluated the convenience of it going public so that the values of the shares would be the market value of said shares, and not the original value of the shares when Triple-S was created.

Whereas: We understand that it is appropriate to update the results of the Study since, from the date the Study was performed up to the present, various positive changes have occurred in the development and financial results of the Corporation.

Therefore:     Be it resolved by this Honorable Shareholders Meeting, today,
               April 27, 2003, in San Juan, Puerto Rico, to encourage the Board of Directors of Triple-S Management update the results of the Study about the Development of the Corporation and present the same to the Shareholders, since from the date the Study was performed up to the present, various positive changes have occurred in the development and financial results of the Corporation.

POSITION OF THE PROPOSING SHAREHOLDER:

The Whereas state the reason to propose and endorse this Resolution.

POSITION OF THE BOARD OF DIRECTORS:

The Board of Directors endorses the approval of this Resolution.

REQUIRED VOTE:

In order for this Resolution to be approved it must receive the affirmative vote of the majority of the shares issued and outstanding with the right to vote that are present at the Annual Meeting.

                                    PROPOSAL:
                         APPROVAL OF RESOLUTION NUMBER 6

Presented by Eliseo Roques, MD, and Leslie H. Lopez-Velez, DDS, shareholders of Triple-S Management, to encourage the Board of Directors evaluate the benefits of Triple-S, Inc. continuing its operations as a non-profit organization and the desirability of Triple-S Management operating as a for-profit organization in order to be able to pay dividends. The Shareholders should be notified of the results of this evaluation no later than two (2) months prior to the next Triple-S Management's Regular Annual Shareholders Meeting.

Whereas: Triple-S, Inc. was incorporated as a for-profit insurer, as required by the Insurance Code of Puerto Rico.

Whereas: Through a decision from its Shareholders, Triple-S, Inc. has been operating as a non-profit organization since its beginnings in 1959.

Whereas: The Treasury Department granted Triple-S, Inc. a Tax Exemption because it operated on a not for profit basis.

Whereas: As a result of a Triple-S, Inc. Corporate Reorganization in 1999, Triple-S Management is its only shareholder.

Whereas: Some shareholders, formerly from Triple-S, Inc. and now belonging to Triple-S Management, feel that an evaluation of the benefits of Triple-S, Inc. continuing its operations as a non-profit organization is advisable.

Whereas: Triple-S Management operates as a non-profit organization that does not distribute dividends to its Shareholders.

Therefore:     Be it resolved by this Honorable Shareholders Meeting, meeting today, April 27, 2003, in San Juan, Puerto Rico, to encourage that the Triple-S Management's Board of Directors evaluate:

               1. The benefits of Triple-S, Inc. continuing its operations as a non-profit organization.

               2. The desirability of Triple-S Management operating as a for-profit organization in order to be able to pay dividends.

               3. The Shareholders should be notified of the results of this evaluation no later than two (2) months prior to the next Triple-S Management's Annual Shareholders Meeting.

POSITION OF THE PROPOSING SHAREHOLDERS:

The Whereas state the reason to propose and endorse this Resolution.

POSITION OF THE BOARD OF DIRECTORS:

The Board of Directors endorses the approval of this Resolution.

REQUIRED VOTE:

In order for this Resolution to be approved it must receive the affirmative vote of the majority of the shares issued and outstanding with the right to vote that are present at the Annual Meeting.

                                  OTHER MATTERS

The Board of Directors is not aware of any business that may properly come before the Annual Meeting, other than the proposals indicated in the Proxy Statement.

However, if any new matter, requiring the vote of the shareholders, is properly presented before the Annual Meeting of Shareholders, proxies may be voted with respect thereto in accordance with the best judgment of the persons voting the proxies.

                    PROPOSALS OF SHAREHOLDERS TO BE PRESENTED
                   AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS

Shareholders' proposals intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Secretary of the Board of Directors, at its principal executive offices, located at the sixth floor of 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico, 00920, or by fax at (787) 749-4191 or (787) 706-4023, or by mail at the PO Box 363628, San Juan, Puerto Rico, 00936-3628, not later than November 28, 2003 for inclusion in the Triple-S Management's Proxy Statement and Form of Proxy relating to the 2004 Annual Meeting of Shareholders.

San Juan, Puerto Rico                        By Order of the Board of Directors
March 28, 2003


/s/ Dr. Fernando J. Ysern-Borras             /s/ Jesus R. Sanchez-Colon
----------------------------------           -----------------------------------
Dr. Fernando J. Ysern-Borras                 Dr. Jesus R. Sanchez-Colon
Chairman of the Board of Directors           Secretary of the Board of Directors


Appendix

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER


SEC Release No. 34-42266 (effective January 31, 2000) requires that companies disclose in their proxy statement a copy of the Audit Committee Charter as an appendix to the proxy statement at least once every three years.

PURPOSE:

The primary purpose of the Audit Committee (the Committee) of the Board of Directors of Triple-S Management Corporation (the Board) is to assist the Boards of Directors of Triple-S Management Corporation and each of the Subsidiaries (hereinafter collectively referred to as the Corporation) in fulfilling their oversight responsibilities for:

         - External financial reporting process, including the preparation of the Corporation's financial statements and the independent audit thereof.
         -        System of internal control over financial reporting process.
         -        Internal and external audit processes.
         - Corporation's process for monitoring compliance with laws and regulations.

The function of the Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The Internal Audit Office is responsible for examining and evaluating the adequacy and effectiveness of the systems of internal control of the Corporation and its subsidiaries to ensure (i) the reliability and integrity of information; (ii) compliance with the Corporation's policies, plans and procedures, as well as applicable laws and regulations;
(iii) the safekeeping of assets; and (iv) the economical and efficient use of resources. The External Auditors are responsible for planning and carrying out a proper audit of the Corporation's annual financial statements prior to their issuance and the filing with the Securities and Exchange Commission and for the review of each quarterly report on Form 10-Q, and other procedures.

The members of the Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on the following:

         - The integrity of those persons and organizations within and outside the Corporation from which it receives information,

         - The accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and

         - The accuracy of the representations made by management as to any information technology, internal audit and other non-audit services provided by the External Auditors to the Corporation.

The External Auditors shall submit to the Corporation annually a formal written statement of the fees billed for each of the following categories of services rendered by the External Auditors: (i) the audit of the Corporation's annual financial statements for the most recent fiscal year and reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for such fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and for each service (each separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the External Auditors for the most recent fiscal year, in the aggregate and by each service.

The Committee can communicate directly with the Boards of Directors of each of the subsidiaries and require corrective action plans for recommendations included in reports submitted by the Internal or External Auditors, as well as any other matter that is brought to the attention of the Committee.

The Committee must provide an open avenue of communication among External Auditors, financial and senior management, the Internal Audit Office, and the Board.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage External Auditors for special audits, reviews and other procedures and to retain special counsel and other experts, consultants or advisors.

COMPOSITION OF THE AUDIT COMMITTEE:

The Committee shall be comprised of five or more independent directors. The Board of Directors of Triple-S Management Corporation will appoint Committee members and the Committee Chair. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member shall be an expert on accounting or related financial management experience. Each of the members of the Committee shall not be an officer or employee of the Corporation or its subsidiaries, shall not have any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of the member and shall otherwise satisfy the applicable independence requirements under the rules of the New York Stock Exchange, as such requirements are interpreted by the Board in its business judgment.

The Committee must work closely and cooperatively with management, on which it relies for information and resources. Nevertheless, the Committee must remain at arm's length from the operations so that it can be independent in its judgements and decisions, and can pursue its responsibilities without undue influence.

The Committee shall meet at least once every three months or more frequently, as circumstances dictate. The Committee will invite members of management, auditors, or others to attend meetings and provide pertinent information, as necessary. The Committee shall meet in separate executive sessions at least annually with management, the Director of the Internal Audit Office and the External Auditors to discuss any matters that the Committee or each of these groups believe should be discussed privately.

Members of the Committee may participate in any meeting thereof by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. A quorum shall consist of a majority of the members of the Committee. The decisions of the Committee shall be adopted by the affirmative vote of a majority of the members of the Committee present at the meeting in which the decision is considered.

RESPONSIBILITIES AND DUTIES:

To fulfill its responsibilities and duties the Committee shall:

I.       External Financial Reporting Process

         - Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.
         -        Review with management and the External Auditors the results of the audit, including any difficulties encountered.
         -        Review the annual financial statements, and consider whether they are complete and reflect appropriate accounting
                  principles, based on the discussion with management and External Auditors.
         - Review other sections of the annual report and related regulatory filings before release and consider the accuracy and completeness of the information.
         - Review with management and the External Auditors all matters required to be communicated to the Committee under Generally Accepted Auditing Standards.
         - Understand how management develops interim financial information, and the nature and extent of Internal and External Auditors involvement.
         - Review and discuss with management and the External Auditors the annual audited financial statements and quarterly unaudited financial statements.

         - Review and discuss the annual and quarterly reports, including the Corporation disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" with management and the External Auditors before filing with regulators, and consider whether they are complete and consistent based on the discussion with management and the External Auditors.

II.      System of internal control over financial reporting process

         - Consider the effectiveness of the Corporation's internal control over annual and interim financial reporting, including information technology security and control.
         - Understand the scope of Internal and External Auditors review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

III.     Internal and External Audit Processes

         A.       Internal Audit

                  - Review the appointment and replacement of the Director of the Internal Audit Office.
                  - Review with management and the Director of Internal Audit Office the charter, plans, activities, staffing, and organizational structure of the internal audit function.
                  - Ensure there are no unjustified restrictions or limitations to their scope.
                  - Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

         B.       External Audit

                  - Review the External Auditors' proposed audit scope and approach, including coordination of audit effort with internal audit.
                  - All auditing services (including underwriting comfort letters or statutory audits required for insurance companies) and non-audit services must be pre-approved by the Committee. Pre-approval is not required for non-auditing services if: (1) the aggregate dollar value of such services does not exceed five percent of the total fees paid by the Corporation to the External Auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of and approved by the Committee prior to the completion of the audit.

                  -        Approve the appointment or discharge of the External
                           Auditors.
                  - Ensure that the External Auditors prepare and deliver annually a Statement as to Independence (it being understood that the External Auditors are responsible for the accuracy and completeness of this Statement), to discuss with the External Auditors any relationships or services disclosed in this Statement that may affect the objectivity and independence of the External Auditors and to recommend that the Board take appropriate actions in response to this Statement to satisfy itself of the independence of the External Auditors.
                  - Obtain from the External Auditors assurance that the audit was conducted in a manner consistent with
                           Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934, as amended.
                  - Discuss with the Corporation's legal counsel any significant legal matters that may have a material effect on the financial statements and the Corporation's policies, including material notices to or inquiries received from governmental entities.

IV.      Corporation's Process for Monitoring Compliance with Laws and
         Regulations

         - Receive and review reports from Compliance Officers of the Corporation.
         - Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.
         - Receive and review reports for any investigation, examination or audits by regulatory agencies.
         - Obtain regular updates from management and the Corporation's legal counsel regarding compliance matters.

V.       Other Responsibilities

         -        Receive, retain, and treat complaints regarding questionable accounting, internal control or auditing matters.
         -        Regularly report to the Board about Committee activities,
                  issues, and related recommendations.
         - Provide an open avenue of communication among internal audit, the External Auditors, and the Board.
         - Review any other reports the Corporation issues that relate to Committee responsibilities.
         - Perform other activities related to this charter as requested by the Board.

         -        Institute and oversee special investigations as needed.
         - Review and assess the adequacy of the Committee charter annually, requesting Board approval for proposed changes.
         - Prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.
         - Confirm annually that all responsibilities outlined in this charter have been carried out.
         - The Board will evaluate the Committee's and individual members' performance on a regular basis.

APPROVAL:

         This Charter has been reviewed by the Committee and approved by the Board of Directors of Triple-S Management Corporation to establish the purpose of the Audit Committee of the Board of Directors, and to specify its objectives and responsibilities. This Charter shall be reviewed at least annually.

         Approved by the Board of Directors of Triple-S Management.

                 FORM OF PROXY OF THE BOARD OF DIRECTORS FOR THE
        ANNUAL MEETING OF SHAREHOLDERS OF TRIPLE-S MANAGEMENT CORPORATION
                      TO BE HELD ON SUNDAY, APRIL 27, 2003

THE BOARD OF DIRECTORS OF TRIPLE-S MANAGEMENT CORPORATION SOLICITS THIS PROXY.

The undersigned, Shareholder of Triple-S Management Corporation ("Triple-S Management"), hereby appoints DR. FERNANDO J. YSERN-BORRAS, DR. VALERIANO ALICEA-CRUZ, MR. JOSE ARTURO ALVAREZ-GALLARDO, MR. MARIO S. BELAVAL, DR. ARTURO
R. CORDOVA-LOPEZ, MR. JOSE DAVISON-LAMPON, DR. PORFIRIO E. DIAZ-TORRES, MS. SONIA GOMEZ DE TORRES, MR. HECTOR LEDESMA, MR. VICENTE J. LEON-IRIZARRY, MR. JUAN JOSE LEON-SOTO, DR. FERNANDO L. LONGO, DR. WILFREDO LOPEZ-HERNANDEZ, DR. MANUEL A. MARCIAL-SEOANE, DR. WILMER RODRIGUEZ-SILVA, MR. RAMON M. RUIZ-COMAS, DR. JESUS R. SANCHEZ-COLON, MS. ADAMINA SOTO-MARTINEZ, AND MR. MANUEL SUAREZ-MENDEZ, OR ANY ONE OF THEM, EACH WITH FULL POWER OF SUBSTITUTION, TO BE PROXIES, to represent the undersigned and to vote and act with respect to all shares that the Shareholder would be entitled to vote, at the Annual Shareholders Meeting of Triple-S Management to be held on Sunday, April 27, 2003, at 9:00 am, at the Condado Plaza Hotel, San Juan, Puerto Rico, or at in any adjournment, recess or deferment thereof, on all matters which come before the Assembly, and on any other business before the Annual Meeting, with all powers the undersigned would possess if personally present.

The matters to be considered at the Annual Meeting are described in this Proxy and are discussed in detail in the Proxy Statement attached hereto. The Proxy Statement is incorporated herein by reference. This Proxy replaces any other proxy granted previously by the undersigned. The undersigned instructs the abovementioned proxies, any one of them or their substitutes, to vote in the manner indicated herein with regards to the following matters to be considered before the Annual Meeting:

PROPOSAL:   ELECTION OF DIRECTORS
         (1)  MR. JOSE ARTURO ALVAREZ-GALLARDO (COMMUNITY REPRESENTATIVE)
         (2)  CPA VICENTE J. LEON-IRIZARRY (COMMUNITY REPRESENTATIVE)
         (3)  DR. VALERIANO ALICEA-CRUZ (PHYSICIAN)
         (4)  DR. PORFIRIO E. DIAZ-TORRES (PHYSICIAN)
         (5)  DR. FERNANDO L. LONGO (PHYSICIAN)
         (6)  DR. JESUS R. SANCHEZ-COLON (DENTIST)

[____]   VOTE GRANTED FOR all nominees

[____]   VOTE WITHHELD FOR all nominees

[____]   VOTE GRANTED FOR, EXCEPT FOR the following nominee(s):

_______________________________________________________________________________
(Write, in the space provided below, the names of those nominees for whom you do not wish to vote.)

                                       RESOLUTION                                          YES         NO        ABSTAIN
                                       ----------                                          ---         --        -------
The RESOLUTION NUMBER 1 is presented by the Board of Directors of Triple-S
Management to acknowledge that the Board of Directors may declare dividends subject to the determination of the Board of Directors that in their best judgment the payment of such dividends is financially and legally feasible and that in determining the amount to declare as a dividend, the Board of Directors shall only take in consideration Triple-S Management's profits and the dividends received from the Subsidiaries that operate as for profit corporations, and shall not take into consideration the investment of Triple-S Management in
Triple-S, Inc. and Triple-S, Inc.'s operating reserves.

The RESOLUTION NUMBER 2 is presented by the Board of Directors of Triple-S
Management in order for its Shareholders to ratify their interest that Triple-S, Inc. continues with its tax treatment as a non-profit organization and with the corresponding conditions imposed by the Treasury Department in the Tax Exemption
Ruling.

                                       RESOLUTION                                          YES         NO        ABSTAIN
                                       ----------                                          ---         --        -------
The RESOLUTION NUMBER 3 is presented by the Board of Directors of Triple-S
Management in order to amend Article 8-5 and Section C of Article 8-11 of the
By-laws of Triple-S Management to state that the Board of Directors will name the Chair of the Audit Committee and the rest of the directors that form part of said Committee.

The RESOLUTION NUMBER 4 is presented by the Board of Directors of Triple-S
Management to amend Article Eighth of the Articles of Incorporation and Article
4-2 of the By-laws of Triple-S Management to allow the voting shares of a Shareholder to be registered in the books of Triple-S Management under the name of the spouse or heirs of such Shareholder, if they are physicians or dentists, without exceeding the 21 share limit. This Resolution shall only be considered in the Annual Meeting in the event that Resolutions Number 1 and 2 presented at the Continuation of the Special Meeting, which was recessed last February 23, are not approved.

The RESOLUTION NUMBER 5 is presented by Francisco J. Echegaray-Espada, MD, shareholder of Triple-S Management, to encourage the Board of Directors of Triple-S Management update the results of the Study about the Development of the Corporation and present the same to the Shareholders, since from the date the Study was prepared up to the present, various positive changes have occurred in the development and financial results of the Corporation.

The RESOLUTION NUMBER 6 is presented by Eliseo Roques, MD, and Leslie H.
Lopez-Velez, DDS, shareholders of Triple-S Management, to encourage the Board of Directors evaluate the benefits of Triple-S, Inc. continuing its operations as a non-profit organization and the desirability of Triple-S Management operating as a for-profit organization in order to be able to pay dividends. The Shareholders should be notified of the results of this evaluation no later than two (2) months prior to the next Triple-S Management's Regular Annual Shareholders
Meeting.


PLEASE INDICATE YOUR VOTE. IF THE UNDERSIGNED DOES NOT INDICATE ANY CHOICE OF VOTE WITH REGARDS TO THE ELECTION OF DIRECTORS' PROPOSAL AND RESOLUTIONS 1, 2, 3, 4, 5 AND 6, THE BOARD OF DIRECTORS WILL VOTE FOR THE ELECTION OF DIRECTORS AND RESOLUTIONS 1, 2, 3, 4, 5 AND 6, AND IN RESPECT TO ANY OTHER BUSINESS BEFORE THE ANNUAL MEETING, ACCORDING TO THEIR BEST JUDGMENT. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER MATTERS THAN THOSE INDICATED IN THIS PROXY.

This Proxy is executed on the date indicated below and is valid for the Annual Shareholders Meeting of Triple-S Management, to be held on Sunday, April 27, 2003, or at any adjournment, recess or deferment thereof.

In witness whereof, I sign this Proxy on this _____ day of ______________ 2003.


-----------------------------------      --------------------------------------
Signature of the Shareholder             Amount of Shares

-----------------------------------      --------------------------------------
Name of the Shareholder                  Number of Participant in Triple-S, Inc.

                PLEASE SIGN, DATE AND SEND THIS PROXY BY MAIL OR
                       FAX TO (787) 749-4191 OR 706-4023.